SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.   34   (File No. 2-86637)                    [X]
                             ------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.   35       (File No. 811-3848)                              [X]
              --------


AXP EXTRA INCOME FUND, INC.
200 AXP Financial Center
Minneapolis, Minnesota  55474

Leslie L. Ogg - 901 Marquette Ave. So., Suite 2810,
Minneapolis, MN  55402-3268
(612) 330-9283

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check  appropriate box)
     [ ] immediately  upon filing  pursuant to paragraph  (b)
     [X] on July 30, 2001 pursuant to  paragraph  (b)
     [ ] 60 days after  filing,  pursuant to paragraph (a)(1)
     [ ] on (date)  pursuant to  paragraph  (a)(1)
     [ ] 75 days after filing pursuant to paragraph  (a)(2)
     [ ] on (date)  pursuant to paragraph  (a)(2) of rule 485

If appropriate, check the following box:
    [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AXP Extra Income Fund, a series of the Registrant, has adopted a master/feeder operating structure. This Post-Effective Amendment includes a signature page for Income Trust, the master fund.

                                                                         AXP(R)


                                                                 Extra Income
                                                                         Fund

                                                                   PROSPECTUS


                                                                JULY 30, 2001



American
  Express(R)
Funds

(icon of) clock

AXP Extra Income Fund seeks to provide shareholders with high current income as its primary goal and, as its secondary goal, capital growth.

Please note that this Fund:

o  is not a bank deposit
o  is not federally insured
o  is not endorsed by any bank or government agency
o  is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

TAKE A CLOSER LOOK AT:
The Fund                                                  3p
Goal                                                      3p

Principal Investment Strategies                           3p
Principal Risks                                           4p

Past Performance                                          5p
Fees and Expenses                                         6p
Management                                                7p
Buying and Selling Shares                                 8p
Valuing Fund Shares                                       8p
Investment Options                                        8p
Purchasing Shares                                        10p

Transactions Through American Express
   Brokerage or Third Parties                            12p

Sales Charges                                            12p
Exchanging/Selling Shares                                15p

Distributions and Taxes                                  18p
Master/Feeder Structure                                  20p
Other Information                                        20p
Financial Highlights                                     21p


-------------------------------------------------------------------------------
2p   AXP EXTRA INCOME FUND

The Fund

GOAL
AXP Extra Income Fund (the Fund) seeks to provide shareholders with high current income as its primary goal and, as its secondary goal, capital growth. Because any investment involves risk, achieving these goals cannot be guaranteed.

The Fund seeks to achieve its goals by investing all of its assets in a master portfolio rather than by directly investing in and managing its own portfolio of securities. The master portfolio has the same goal and investment policies as the Fund.


PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily, and may invest all of its assets, in high-yielding, high risk corporate bonds (junk bonds). These bonds may be issued by U.S. and foreign companies and governments.

The selection of debt obligations is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses investments by:

o  Reviewing interest rate and economic forecasts.
o  Identifying securities and /or companies that:
   -- have medium and low quality ratings, -- have similar qualities, in AEFC's opinion, even though they are not rated or have been given a different rating by a rating agency, -- have growth potential,
   --  have the potential to increase in value as their credit ratings improve.
o Buying securities that are expected to outperform other securities. In this analysis, AEFC will take risk factors into account (for example, whether money has been set aside to cover the cost of principal and interest payments). AEFC believes that credit selection is a primary concern and aggressively manages the Fund to earn a high total return.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

  -- the interest rate or economic outlook changes, -- a sector or industry is experiencing change, -- a security's rating is changed, -- the security is overvalued relative to alternative investments, -- the company does not meet AEFC's performance expectations, -- AEFC wishes to lock-in profits, -- AEFC identifies a more attractive opportunity, and -- the issuer or the security continues to meet the other standards described above.

Although not a primary investment strategy, the Fund also may invest in other instruments such as: money market securities, convertible securities, preferred stocks, derivatives (such as futures, options and forward contracts), and common stocks.

-------------------------------------------------------------------------------
3p   PROSPECTUS -- JULY 30, 2001

During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and the annual/semiannual reports.


PRINCIPAL RISKS

This Fund is designed for long-term investors with above-average risk tolerance. This Fund has a higher potential for volatility and loss of principal. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk
   Interest Rate Risk
   Credit Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Credit Risk
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

-------------------------------------------------------------------------------
4p   AXP EXTRA INCOME FUND

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year shown on the chart below, and
o  how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.

Class A Performance (based on calendar years)
(bar chart)

+38.45% +19.82% +20.68%  -7.80% +21.76%  14.28%  +13.00% -4.78%  +7.06% -10.31%
 1991    1992    1993     1994   1995     1996     1997   1998    1999    2000

During the period shown in the bar chart, the highest return for a calendar quarter was +12.97% (quarter ending March 1991) and the lowest return for a calendar quarter was -9.76% (quarter ending September 1998).

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.


The Fund's year to date return as of March 31, 2001 was +5.48%.


Average Annual Total Returns (as of Dec. 31, 2000)

                                                                        Since
                                 1 year       5 years     10 years    inception
Extra Income:

   Class A                       -14.58%       +2.38%       +9.72%       N/A
   Class B                       -14.18%       +2.47%         N/A      +4.56%(a)
   Class Y                       -10.16%       +3.51%         N/A      +5.58%(a)
Merrill Lynch High
   Yield Bond Index               -3.79%       +4.89%      +10.86%     +6.49%(b)
Lipper High Yield
   Funds Index                    -9.71%       +3.87%      +10.52%     +5.40%(b)


(a) Inception date was March 20, 1995.
(b) Measurement period started April 1, 1995.

-------------------------------------------------------------------------------
5p   PROSPECTUS -- JULY 30, 2001

This table shows total returns from hypothetical investments in Class A, Class B and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, although not for other differences in expenses. Class C became effective June 26, 2000 and therefore performance information is not available.

For purposes of this calculation we assumed:

o  the maximum sales charge for Class A shares,
o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,
o  no sales charge for Class Y shares, and
o no adjustments for taxes paid by an investor on the reinvested income and capital gains.


Merrill Lynch High Yield Bond Index, an unmanaged index, provides a broad-based measure of performance of non-investment grade U.S. domestic bond market. The index currently captures close to $200 billion of the outstanding debt of domestic market issuers rated below investment grade but not in default. The index is "rule-based," which means there is a defined list of criteria that a bond must meet in order to qualify for inclusion in the index.


Lipper High Yield Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

                                  Class A   Class B    Class C  Class Y
Maximum sales charge (load)
imposed on purchases(a)
(as a percentage
of offering price)                 4.75%(b)   none       none     none
Maximum deferred sales charge
(load) imposed on sales
(as a percentage of offering price
at time of purchase)                none       5%        1%(c)    none

Annual Fund operating expenses(d) (expenses that are deducted from Fund assets) As a percentage of average
daily net assets:                 Class A  Class B    Class C    Class Y


Management fees                    0.57%    0.57%      0.57%      0.57%

Distribution (12b-1) fees          0.25%    1.00%      1.00%      0.00%

Other expenses(e)                  0.22%    0.23%      0.23%      0.31%
Total                              1.04%    1.80%      1.80%      0.88%


(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."
(b) For Class A purchases over $500,000 on which the sales charge is waived, a 1% sales charge applies if you sell your shares less than one year after purchase.
(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.

(d) Both in this table and the following example, fund operating expenses include expenses charged by both the Fund and its Master Portfolio as described under "Management." Other expenses for Class A, Class B and Class Y are based on actual expenses for the last fiscal year. Expenses for Class C are based on estimated amounts for the current fiscal year.

(e) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses.

-------------------------------------------------------------------------------
6p   AXP EXTRA INCOME FUND

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you hold your shares until the end of the years shown, your costs would be:

                                 1 year       3 years      5 years   10 years

Class A(a)                         $576         $790       $1,023     $1,690
Class B(b)                         $583         $867       $1,076     $1,920(d)
Class B(c)                         $183         $567       $  976     $1,920(d)
Class C                            $183         $567       $  976     $2,121
Class Y                            $ 90         $281       $  488     $1,089


(a) Includes a 4.75% sales charge.
(b) Assumes you sold your Class B shares at the end of the period and incurred the applicable CDSC.
(c) Assumes you did not sell your Class B shares at the end of the period.
(d) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

MANAGEMENT

The Fund's assets are invested in High Yield Portfolio (the Portfolio), which is managed by AEFC. Scott Schroepfer, senior portfolio manager, joined AEFC in 1990. He has managed the assets of the Fund since March 1999. He is also portfolio manager of AXP Variable Portfolio - Extra Income Fund.


-------------------------------------------------------------------------------
7p   PROSPECTUS -- JULY 30, 2001

Buying and Selling Shares

VALUING FUND SHARES
The public offering price for Class A is the net asset value (NAV) adjusted for the sales charge. For Class B, Class C and Class Y, it is the NAV.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.


Investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of those investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.


INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.


3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).


4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

-------------------------------------------------------------------------------
8p   AXP EXTRA INCOME FUND

Investment options summary:

The Fund offers four different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

--------------- ---------------- -------------- --------------- ----------------
                Class A          Class B        Class C         Class Y
--------------- ---------------- -------------- --------------- ----------------
Availability    Available to     Available to   Available to    Limited to
                all investors.   all            all investors.  qualifying
                                 investors.                     institutional
                                                                investors.
--------------- ---------------- -------------- --------------- ----------------
Initial Sales   Yes. Payable     No. Entire     No. Entire      No. Entire
Charge          at time of       purchase       purchase        purchase price
                purchase.        price is       price is        is invested in
                Lower sales      invested in    invested in     shares of the
                charge for       shares of      shares of the   Fund.
                larger           the Fund.      Fund.
                investments.
--------------- ---------------- -------------- --------------- ----------------

Deferred Sales  On purchases     Maximum 5%     1% CDSC         None.
Charge          over $500,000,   CDSC during    applies if
                1% CDSC          the first      you sell your
                applies if you   year           shares less
                sell your        decreasing     than one year
                shares less      to 0% after    after
                than one year    six years.     purchase.
                after purchase.

--------------- ---------------- -------------- --------------- ----------------
Distribution    Yes.* 0.25%      Yes.* 1.00%    Yes.* 1.00%     Yes. 0.10%
and/or
Shareholder
Service Fee
--------------- ---------------- -------------- --------------- ----------------
Conversion to   N/A              Yes,           No.             No.
Class A                          automatically
                                 in ninth
                                 calendar
                                 year of
                                 ownership.
--------------- ---------------- -------------- --------------- ----------------
* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

-------------------------------------------------------------------------------
9p   PROSPECTUS -- JULY 30, 2001

PURCHASING SHARES

To purchase shares through an American Express Brokerage Account or entities other than American Express Financial Advisors Inc., please refer to the American Express Brokerage Web site or consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).


If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.


If you do not provide and certify the correct TIN, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:


o  a $50 penalty for each failure to supply your correct TIN,
o a civil penalty of $500 if you make a false statement that results in no backup withholding, and
o  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN
------------------------------------ ----------------------------------------
For this type of account:            Use the Social Security or Employer
                                     Identification number of:
------------------------------------ ----------------------------------------
Individual or joint account          The individual or one of the owners
                                     listed on the joint account
------------------------------------ ----------------------------------------
Custodian account of a minor         The minor
(Uniform Gifts/Transfers to Minors
Act)
------------------------------------ ----------------------------------------
A revocable living trust             The grantor-trustee (the person who puts
                                     the  money  into the trust)
------------------------------------ ----------------------------------------
An irrevocable trust, pension        The legal entity (not the personal
trust or estate                      representative or trustee, unless no
                                     legal entity is designated in the
                                     account title)
------------------------------------ ----------------------------------------
Sole proprietorship                  The owner
------------------------------------ ----------------------------------------
Partnership                          The partnership
------------------------------------ ----------------------------------------
Corporate                            The corporation
------------------------------------ ----------------------------------------
Association, club or tax-exempt      The organization
organization
------------------------------------ ----------------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (http://www.irs.gov/prod/forms_pubs/).

-------------------------------------------------------------------------------
10p   AXP EXTRA INCOME FUND

Three ways to invest

1 By mail:

Once your account has been established, send your check with the account number on it to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:        $2,000
Additional investments:    $100
Account balances:          $300
Qualified accounts:        none

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

2 By scheduled investment plan:

Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o  automatic payroll deduction,
o  bank authorization,
o  direct deposit of Social Security check, or
o  other plan approved by the Fund.

Minimum amounts
Initial investment:        $100

Additional investments:    $50 per payment for qualified accounts;
                           $100 per payment for nonqualified accounts
Account balances:          none (on a scheduled investment plan with
                           monthly payments)


If your account balance is below $2,000, you must make payments at least monthly.

3 By wire or electronic funds transfer:

If you have an established account, you may wire money to:


Wells Fargo Bank Minnesota, N.A.
Minneapolis, MN 55479
Routing Transit No. 091000019


Give these instructions:


Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please be sure to include all 10 digits of the American Express Financial Advisors account number, including the zeros.


If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts
Each wire investment:      $1,000

-------------------------------------------------------------------------------
11p   PROSPECTUS -- JULY 30, 2001

TRANSACTIONS THROUGH AMERICAN EXPRESS BROKERAGE OR THIRD PARTIES
You may buy or sell shares through American Express Brokerage, certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through American Express Brokerage or third parties or to determine if there are policy differences, please consult the American Express Brokerage Web site or your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.


SALES CHARGES
Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:


Total Market Value                    Sales charge as percentage of:
                              Public offering price*      Net amount invested

Up to $49,999                          4.75%                    4.99%


$50,000 - $99,999                      4.50                     4.71
$100,000 - $249,999                    3.75                     3.90
$250,000 - $499,999                    2.50                     2.56
$500,000 - $999,999                    2.00**                   2.04**
$1,000,000 or more                     0.00                     0.00

  * Offering price includes the sales charge.

 ** The sales charge will be waived until Dec. 31, 2001.


The sales charge on Class A shares may be lower than 4.75%, based on the combined market value of:

o  your current investment in this Fund,
o  your previous investment in this Fund, and
o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

-------------------------------------------------------------------------------
12p   AXP EXTRA INCOME FUND

Other Class A sales charge policies:
o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and


o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.


Waivers of the sales charge for Class A shares Sales charges do not apply to:
o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.
o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.
o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.
o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that
   (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and
   (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.
o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. (Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.)

o shareholders who have at least $1 million in American Express mutual funds. Until Dec. 31, 2001, the sales charge does not apply to shareholders who have at least $500,000 in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.

o purchases made within 90 days after a sale of shares (up to the amount sold):
   -- of American Express mutual funds in a qualified plan subject to a deferred sales charge, or
   -- in a qualified plan or account where American Express Trust Company has a recordkeeping, trustee, investment management, or investment servicing relationship.

Send the Fund a written request along with your payment, indicating the date and the amount of the sale.

-------------------------------------------------------------------------------
13p   PROSPECTUS -- JULY 30, 2001

o  purchases made:
   -- with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund, -- through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,
   -- within the University of Texas System ORP,
   -- within a segregated separate account offered by Nationwide Life Insurance
      Company or Nationwide Life and Annuity Insurance Company,
   -- within the University of Massachusetts After-Tax Savings Program, or
   -- through or under a subsidiary of AEFC offering Personal Trust Services'
      Asset-Based pricing alternative.
o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C -- contingent deferred sales charge (CDSC) alternative For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:            The CDSC percentage rate is:
First year                                             5%
Second year                                            4%
Third year                                             4%
Fourth year                                            3%
Fifth year                                             2%
Sixth year                                             1%
Seventh year                                           0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

-------------------------------------------------------------------------------
14p   AXP EXTRA INCOME FUND

Example:
Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 4% because the sale was made during the second year after the purchase.

Waivers of the sales charge for Class B and Class C shares
The CDSC will be waived on sales of shares:

o  in the event of the shareholder's death,
o  held in trust for an employee benefit plan, or
o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:
   -- at least 591/2 years old AND
   -- taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR
   -- selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES
Exchanges


You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.


You may make up to three exchanges (11/2 round trips) within any 30-day period. These limits do not apply to scheduled exchange programs and certain employee benefit plans. Exceptions may be allowed with pre-approval of the Fund.

Other exchange policies:

o  Exchanges must be made into the same class of shares of the new fund.
o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.
o  Once we receive your exchange request, you cannot cancel it.
o  Shares of the new fund may not be used on the same day for another exchange.
o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.

AECSC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

-------------------------------------------------------------------------------
15p   PROSPECTUS -- JULY 30, 2001

Selling Shares

You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is accepted by the Fund, minus any applicable CDSC.


You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.


The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

-------------------------------------------------------------------------------
16p   AXP EXTRA INCOME FUND

To sell or exchange shares held through an American Express Brokerage Account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.


Requests to sell shares of the Fund are not allowed within 30 days of a telephoned-in address change.


Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. (Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.)


Two ways to request an exchange or sale of shares

1 By letter:
Include in your letter:

o  the name of the fund(s),
o  the class of shares to be exchanged or sold,
o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),
o  your Social Security number or Employer Identification number,
o  the dollar amount or number of shares you want to exchange or sell,
o  signature(s) of all registered account owners,
o  for sales, indicate how you want your money delivered to you, and
o  any paper certificates of shares you hold.

Regular or express mail:
American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

2 By telephone:
American Express Client Service Corporation
Telephone Transaction Service
(800) 437-3133

o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.
o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.
o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.
o  Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100
Maximum sale amount:       $100,000

-------------------------------------------------------------------------------
17p   PROSPECTUS -- JULY 30, 2001

Three ways to receive payment when you sell shares

1 By regular or express mail:

o  Mailed to the address on record.
o  Payable to names listed on the account.

NOTE:The express mail delivery charges you pay will vary depending on the courier you select.

2 By wire or electronic funds transfer:

o  Minimum wire:           $1,000.
o  Request that money be wired to your bank.
o Bank account must be in the same ownership as the American Express mutual fund account.

NOTE: Pre-authorization required. For instructions, contact your financial advisor or AECSC.

3 By scheduled payout plan:

o  Minimum payment:        $50.
o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.
o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS
Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o  you request distributions in cash, or
o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

-------------------------------------------------------------------------------
18p   AXP EXTRA INCOME FUND

TAXES
Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

-------------------------------------------------------------------------------
19p   PROSPECTUS -- JULY 30, 2001

Master/Feeder Structure
This Fund uses a master/feeder structure. This means that the Fund (a feeder fund) invests all of its assets in the Portfolio (the master fund). The master/feeder structure offers the potential for reduced costs because it spreads fixed costs of portfolio management over a larger pool of assets. The Fund may withdraw its assets from the Portfolio at any time if the Fund's board determines that it is best. In that event, the board would consider what action should be taken, including whether to hire an investment advisor to manage the Fund's assets directly or to invest all of the Fund's assets in another pooled investment entity. Here is an illustration of the structure:

                        Investors buy shares in the Fund

                      The Fund buys units in the Portfolio

          The Portfolio invests in securities, such as stocks or bonds

Other feeders may include mutual funds and institutional accounts. These feeders buy the Portfolio's securities on the same terms and conditions as the Fund and pay their proportionate share of the Portfolio's expenses. However, their operating costs and sales charges are different from those of the Fund. Therefore, the investment returns for other feeders are different from the returns of the Fund.

Other Information

INVESTMENT MANAGER

The investment manager of the Portfolio is AEFC, 200 AXP Financial Center, Minneapolis, MN 55474. The Portfolio pays AEFC a fee for managing its assets. The Fund pays its proportionate share of the fee. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.57% of its average daily net assets. Under the agreement, the Portfolio also pays taxes, brokerage commissions and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285.


-------------------------------------------------------------------------------
20p   AXP EXTRA INCOME FUND

Financial Highlights

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                        2001          2000         1999         1998         1997
Net asset value, beginning of period              $3.48         $3.97        $4.58        $4.39        $4.34

Income from investment operations:
Net investment income (loss)                        .38           .39          .40          .40          .39
Net gains (losses) (both realized and unrealized)  (.41)         (.49)        (.58)         .17          .06
Total from investment operations                   (.03)         (.10)        (.18)         .57          .45

Less distributions:
Dividends from net investment income               (.38)         (.39)        (.43)        (.38)        (.40)
Net asset value, end of period                    $3.07         $3.48        $3.97        $4.58        $4.39

Ratios/supplemental data
Net assets, end of period (in millions)          $1,898        $2,224       $2,814       $3,112       $2,582
Ratio of expenses to average daily net assets(c)   1.04%          .99%         .91%         .89%         .92%
Ratio of net investment income (loss)
to average daily net assets                       11.54%        10.32%        9.86%        8.90%        9.01%
Portfolio turnover rate
(excluding short-term securities)                    76%           44%          47%          81%          92%

Total return(e)                                    (.94%)       (2.78%)      (3.67%)      13.24%       10.92%



Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                        2001          2000         1999         1998         1997
Net asset value, beginning of period              $3.48         $3.97        $4.58        $4.39        $4.34

Income from investment operations:
Net investment income (loss)                        .35           .36          .37          .37          .36
Net gains (losses) (both realized and unrealized)  (.41)         (.49)        (.58)         .16          .06
Total from investment operations                   (.06)         (.13)        (.21)         .53          .42

Less distributions:
Dividends from net investment income               (.35)         (.36)        (.40)        (.34)        (.37)
Net asset value, end of period                    $3.07         $3.48        $3.97        $4.58        $4.39

Ratios/supplemental data
Net assets, end of period (in millions)            $807          $917       $1,076       $1,046         $613
Ratio of expenses to average daily net assets(c)   1.80%         1.75%        1.67%        1.65%        1.68%
Ratio of net investment income (loss)
to average daily net assets                       10.79%         9.58%        9.11%        8.23%        8.18%
Portfolio turnover rate
(excluding short-term securities)                    76%           44%          47%          81%          92%
Total return(e)                                   (1.69%)       (3.53%)      (4.39%)      12.42%       10.07%

See accompanying notes to financial highlights.

-------------------------------------------------------------------------------
21p   PROSPECTUS -- JULY 30, 2001

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                        2001(b)
Net asset value, beginning of period              $3.48

Income from investment operations:
Net investment income (loss)                        .32
Net gains (losses) (both realized and unrealized)  (.43)
Total from investment operations                   (.11)

Less distributions:
Dividends from net investment income               (.32)
Net asset value, end of period                    $3.05

Ratios/supplemental data
Net assets, end of period (in millions)              $8
Ratio of expenses to average daily net assets(c)   1.80%(d)
Ratio of net investment income
(loss) to average daily net assets                11.10%(d)
Portfolio turnover rate
(excluding short-term securities)                    76%
Total return(e)                                   (2.92%)


Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                        2001          2000         1999         1998         1997
Net asset value, beginning of period              $3.48         $3.97        $4.58        $4.39        $4.34

Income from investment operations:
Net investment income (loss)                        .38           .39          .41          .41          .40
Net gains (losses) (both realized and unrealized)  (.41)         (.49)        (.59)         .16          .06
Total from investment operations                   (.03)         (.10)        (.18)         .57          .46

Less distributions:
Dividends from net investment income               (.38)         (.39)        (.43)        (.38)        (.41)
Net asset value, end of period                    $3.07         $3.48        $3.97        $4.58        $4.39

Ratios/supplemental data
Net assets, end of period (in millions)              $1            $1           $1           $2          $--
Ratio of expenses to average daily net assets(c)    .88%          .83%         .83%         .82%         .85%
Ratio of net investment income
(loss) to average daily net assets                11.72%        10.34%        9.93%       10.07%        8.68%
Portfolio turnover rate
(excluding short-term securities)                    76%           44%          47%          81%          92%
Total return(e)                                    (.78%)       (2.68%)      (3.58%)      13.42%       11.05%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22p   AXP EXTRA INCOME FUND

Notes to financial statements
(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.


--------------------------------------------------------------------------------
23p   PROSPECTUS -- JULY 30, 2001

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center, Minneapolis, MN 55474
(800) 862-7919 TTY: (800) 846-4852
Web site address:

americanexpress.com


You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-3848

Ticker Symbol
Class A: INEAX        Class B: IEIBX
Class C: N/A          Class Y: N/A

                                                           S-6370-99 U (7/01)

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                       AXP(R)EXTRA INCOME FUND (the Fund)


                                  July 30, 2001

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling 800-862-7919.


The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

TABLE OF CONTENTS


Mutual Fund Checklist                                         p. 3

Fundamental Investment Policies                               p. 4

Investment Strategies and Types of Investments                p. 5

Information Regarding Risks and Investment Strategies         p. 6

Security Transactions                                        p. 21

Brokerage Commissions Paid to Brokers Affiliated with

   American Express Financial Corporation                    p. 22

Performance Information                                      p. 23

Valuing Fund Shares                                          p. 24

Investing in the Fund                                        p. 25

Selling Shares                                               p. 27

Pay-out Plans                                                p. 27

Capital Loss Carryover                                       p. 28

Taxes                                                        p. 28

Agreements                                                   p. 29

Organizational Information                                   p. 31

Board Members and Officers                                   p. 34

Compensation for Board Members                               p. 35

Independent Auditors                                         p. 36

Appendix: Description of Ratings                             p. 37

Mutual Fund Checklist

[x] Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

[x] Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

[x]       A higher rate of return typically involves a higher risk of loss.

[x]       Past performance is not a reliable indicator of future performance.

[x]       ALL mutual funds have costs that lower investment return.

[x] You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

[x] Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING:
Develop a Financial Plan
Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging
An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging:
Regular                               Market Price                  Shares
Investment                             of a Share                  Acquired
  $100                                   $ 6.00                       16.7
   100                                     4.00                       25.0
   100                                     4.00                       25.0
   100                                     6.00                       16.7
   100                                     5.00                       20.0
  $500                                   $25.00                      103.4

Average market price of a share over
5 periods:                                      $5.00 ($25.00 divided by 5)

The average price you paid for each share:      $4.84 ($500 divided by 103.4)

Diversify
Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment
Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

Fundamental Investment Policies
The Fund pursues its investment objective by investing all of its assets in High Yield Portfolio (the Portfolio) of Income Trust (the Trust), a separate investment company, rather than by directly investing in and managing its own portfolio of securities. The Portfolio has the same investment objectives, policies, and restrictions as the Fund. References to "Fund" in this SAI, where applicable, refer to the Fund and Portfolio, collectively, to the Fund, singularly, or to the Portfolio, singularly.

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.
o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.
o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.
o  Purchase more than 10% of the outstanding voting securities of an issuer.
o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.
o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.
o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
o  Lend Fund securities in excess of 30% of its net assets.
o  Issue senior securities, except as permitted under the 1940 Act.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.


Except for the fundamental investment policies listed above, the other investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

Investment Strategies and Types of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Investment strategies & types of investments:         Allowable for the Fund?
Agency and Government Securities                               yes
Borrowing                                                      yes
Cash/Money Market Instruments                                  yes
Collateralized Bond Obligations                                yes
Commercial Paper                                               yes
Common Stock                                                   yes
Convertible Securities                                         yes
Corporate Bonds                                                yes
Debt Obligations                                               yes
Depositary Receipts                                            yes
Derivative Instruments                                         yes
Foreign Currency Transactions                                  yes
Foreign Securities                                             yes
High-Yield (High-Risk) Securities (Junk Bonds)                 yes
Illiquid and Restricted Securities                             yes
Indexed Securities                                             yes
Inverse Floaters                                               yes
Investment Companies                                           yes
Lending of Portfolio Securities                                yes
Loan Participations                                            yes
Mortgage- and Asset-Backed Securities                          yes
Mortgage Dollar Rolls                                          yes
Municipal Obligations                                          yes
Preferred Stock                                                yes
Real Estate Investment Trusts                                  yes
Repurchase Agreements                                          yes
Reverse Repurchase Agreements                                  yes
Short Sales                                                     no
Sovereign Debt                                                 yes
Structured Products                                            yes
Variable- or Floating-Rate Securities                          yes
Warrants                                                       yes
When-Issued Securities                                         yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities           yes

The following are guidelines that may be changed by the board at any time:

o The Fund may invest up to 10% of its total assets in common stocks, preferred stocks that do not pay dividends and warrants to purchase common stocks.
o  The Fund may invest up to 25% of its total assets in foreign investments.
o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.
o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.
o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.
o The Fund will not buy on margin or sell short, except the Portfolio may enter into interest rate future contracts.
o The Fund will not invest more than 10% of its total assets in securities of investment companies.
o  The Fund will not invest in a company to control or manage it.

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):


Call/Prepayment Risk
The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."

Correlation Risk
The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk
Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk
The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk
Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk
The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk
Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk
Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk
Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk
The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk
The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk
Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk
Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES
The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities
The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing
The Fund may borrow money from banks for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments
The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations
Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper
Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock
Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.


The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds
Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities.)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations
Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities.)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts
Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments
Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contacts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.
The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)
Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Since investments in foreign countries usually involve currencies of foreign countries, and since the Fund may hold cash and cash-equivalent investments in foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.


Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.


As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.


As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.


Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.) Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York

Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.


The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)
High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.


All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities
The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters
Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies
The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.


Lending of Portfolio Securities
The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations
Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities
Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls
Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations
Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock
Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts
Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.


Repurchase Agreements
The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements
In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales
With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk, Foreign/Emerging Markets Risk, and Management Risk.

Structured Products
Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured products include: Credit Risk, Liquidity Risk, and Management Risk.

Variable- or Floating-Rate Securities
The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.


When-Issued Securities and Forward Commitments
When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.


Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities
These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk, and Management Risk.

Security Transactions


Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.


The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.


Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.


On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.

The Fund paid total brokerage commissions of $37,102 for fiscal year ended May 31, 2001, $54,535 for fiscal year 2000, and $17,600 for fiscal year 1999.
Substantially all firms through whom transactions were executed provide research services.

No transactions were directed to brokers because of research services they provided to the Fund.

As of the end of the most recent fiscal year, the Fund held no securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities.



                                                     Value of Securities
Name of Issuer                                   owned at end of fiscal year


LaBranche                                                $21,302,470

The portfolio turnover rate was 76% in the most recent fiscal year, and 44% in the year before.

Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation

Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

No brokerage commissions were paid to brokers affiliated with AEFC for the three most recent fiscal years.

Performance Information

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN
The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                            P(1+T)(to the power of n) = ERV

where:                  P = a hypothetical initial payment of $1,000
                        T = average annual total return
                        n = number of years
                      ERV = ending redeemable value of a hypothetical $1,000
                            payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AGGREGATE TOTAL RETURN
The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                            ERV - P
                            -------
                               P

where:                  P = a hypothetical initial payment of $1,000
                      ERV = ending redeemable value of a hypothetical $1,000
                            payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

ANNUALIZED YIELD
The Fund may calculate an annualized yield for a class by dividing the net investment income per share deemed earned during a 30-day period by the net asset value per share on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                            Yield = 2[(a-b + 1)6 - 1]
                                      -----
                                       cd

where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements)
                        c = the average daily number of shares outstanding
                            during the period that were entitled to receive dividends
                        d = the maximum offering price per share on the last
                            day of the period


The Fund's annualized yield was 8.52% for Class A, 8.17% for Class B, 8.22% for Class C and 9.19% for Class Y for the 30-day period ended May 31, 2001.


The Fund's yield, calculated as described above according to the formula prescribed by the SEC, is a hypothetical return based on market value yield to maturity for the Fund's securities. It is not necessarily indicative of the amount which was or may be paid to the Fund's shareholders. Actual amounts paid to Fund shareholders are reflected in the distribution yield.

DISTRIBUTION YIELD
Distribution yield is calculated according to the following formula:

                             D  divided by POP(to the power of F) equals DY
                            ---            ---
                            30             30

where:                  D = sum of dividends for 30-day period
                      POP = sum of public offering price for 30-day period
                        F = annualizing factor
                       DY = distribution yield


The Fund's distribution yield was 10.83% for Class A, 10.60% for Class B, 10.62% for Class C and 11.54% for Class Y for the 30-day period ended May 31, 2001.

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.

Valuing Fund Shares

As of the end of the most recent fiscal year, the computation looked like this:



            Net assets               Shares outstanding          Net asset value
                                                                  of one share

Class A   $1,898,150,056    divided by   618,954,958       equals       $3.07
Class B      807,342,103                 263,309,724                     3.07
Class C        8,042,805                   2,633,264                     3.05
Class Y          623,101                     203,102                     3.07


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.
o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.
o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.
o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.
o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.
o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.
o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

Investing in the Fund

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.

SALES CHARGE


Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined by dividing the NAV of one share, $3.07, by 0.9525 (1.00-0.0475) for a maximum 4.75% sales charge for a public offering price of $3.22. The sales charge is paid to the Distributor by the person buying the shares.


Class A -- Calculation of the Sales Charge
Sales charges are determined as follows:

Amount of Investment              Sales charge as a percentage of:
                          Public Offering Price          Net Amount Invested

Up to $49,999                      4.75%                        4.99%
$50,000 - $99,999                  4.50                         4.71
$100,000 - $249,999                3.75                         3.90
$250,000 - $499,999                2.50                         2.56
$500,000 - $999,999                2.00*                        2.04*
$1,000,000 or more                 0.00                         0.00

*The sales charge will be waived until Dec. 31, 2001.

The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 591/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                                       Number of Participants
Total Plan Assets                 1-99                       100 or more
Less than $1 million               4%                           0%
$1 million or more                 0%                           0%

Class A - Reducing the Sales Charge

The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.50% sales charge that applies to investments of more than $50,000 and up to $100,000.

Class A -- Letter of Intent (LOI)

If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated up to 90 days. Your holdings in American Express funds acquired more than 90 days before receipt of your signed LOI in the home office will not be counted towards the completion of the LOI. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by the total value of the new investment combined with the market value of the existing American Express mutual fund investments. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express funds other than Class A; purchases in American Express funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares in an American Express Brokerage account or through a third party, you must inform the Distributor about the LOI when placing any purchase orders during the period of the LOI.


Class Y Shares
Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o Qualified employee benefit plans* if the plan:
   -- uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has -- at least $10 million in plan assets or -- 500 or more participants; or
  -- does not use daily transfer recordkeeping and has -- at least $3 million invested in American Express mutual funds or -- 500 or more participants.
o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit described above.
o State sponsored college savings plans established under section 529 of the Internal Revenue Code.


* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS
After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments -- monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS
Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;
o Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and
o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS
The Fund or AECSC reserves the right to reject any business, in its sole discretion.

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or
o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or
o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Pay-out Plans


You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.


Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.


To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call 800-437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.



The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time
If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares
If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount
If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value
Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

Capital Loss Carryover

For federal income tax purposes, the Fund had total capital loss carryovers of $719,449,395 at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire as follows:


       2003              2004              2006              2007             2008              2009              2010
    $20,159,025       $44,959,106         $12,980         $33,234,532     $153,380,878      $226,001,198      $241,701,676

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.


Taxes

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example:
You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 4.75%, you pay $47.50 in sales load. With a NAV of $9.525 per share, the value of your investment is $952.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.525, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $47.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $147.50 gain ($1,100.00 - $952.50). You can include the $47.50 sales load in the basis of your shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 4.75% ($95) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the most recent fiscal year, 11.89% of the Fund's net investment income dividends qualified for the corporate deduction.


The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.


The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.


For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to such stock, such dividend shall be included in gross income by the Fund as of the later of (1) the date such share became ex-dividend or (2) the date the Fund acquired such share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to take into income dividend income that it has not received and pay such income to its shareholders. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT

AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets                                        Annual rate at
(billions)                                   each asset level
First     $1.0                                    0.590%
Next       1.0                                    0.565
Next       1.0                                    0.540
Next       3.0                                    0.515
Next       3.0                                    0.490
Over       9.0                                    0.465


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.568% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

The management fee is paid monthly. Under the agreement, the total amount paid was $16,164,094 for fiscal year 2001, $20,387,627 for fiscal year 2000, and $21,505,599 for fiscal year 1999.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits, paid by the Fund were $1,235,628 for fiscal year 2001, $690,849 for fiscal year 2000, and $1,250,660 for fiscal year 1999.

Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets                                        Annual rate at
(billions)                                   each asset level
First     $1.0                                    0.050%
Next       1.0                                    0.045
Next       1.0                                    0.040
Next       3.0                                    0.035
Next       3.0                                    0.030
Over       9.0                                    0.025


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.046% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $1,334,902 for fiscal year 2001, $1,591,657 for fiscal year 2000, and $1,730,915 for fiscal year 1999.

Third parties with which AEFC contracts to provide services for the Fund or its shareholders may pay a fee to AEFC to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the Fund.


TRANSFER AGENCY AGREEMENT
The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19.50 per year, for Class B is $20.50 per year, for Class C is $20 per year and for Class Y is $17.50 per year. The fees paid to AECSC may be changed by the board without shareholder approval.

DISTRIBUTION AGREEMENT
American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis.


Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges amounted to $4,557,487 for fiscal year 2001. After paying commissions to personal financial advisors, and other expenses, the amount retained was $352,554. The amounts were $8,879,012 and $345,294 for fiscal year 2000, and $15,057,508 and $(670,562) for fiscal year 1999.


Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT
With respect to Class Y shares, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.

PLAN AND AGREEMENT OF DISTRIBUTION
For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal year, the Fund paid fees of $5,016,390 for Class A shares, $8,306,572 for Class B shares and $30,808 for Class C shares. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.


CUSTODIAN AGREEMENT
The Fund's securities and cash are held by U.S. Bank National Association, 180
E. Fifth St., St. Paul, MN 55101-1631, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES
The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS
As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that you have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected.

DIVIDEND RIGHTS
Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION
AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


In addition to managing assets of more than $87 billion for the American Express Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets owned and managed as of the end of the most recent fiscal year were more than $233 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 600 supervisory offices, more than 3,800 branch offices and more than 9,800 financial advisors.


FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS*

                                               Date of               Form of            State of           Fiscal
Fund                                        Organization          Organization        Organization        Year End    Diversified
AXP Bond Fund, Inc.                      6/27/74, 6/31/86***     Corporation             NV/MN                8/31         Yes
AXP California Tax-Exempt Trust               4/7/86            Business Trust****          MA                6/30
   AXP California Tax-Exempt Fund                                                                                           No
AXP Discovery Fund, Inc.                 4/29/81, 6/13/86***     Corporation             NV/MN                7/31         Yes
AXP Equity Select Fund, Inc.**           3/18/57, 6/13/86***     Corporation             NV/MN               11/30         Yes
AXP Extra Income Fund, Inc.                  8/17/83             Corporation                MN                5/31         Yes
AXP Federal Income Fund, Inc.                3/12/85             Corporation                MN                5/31         Yes
AXP Global Series, Inc.                     10/28/88             Corporation                MN               10/31
   AXP Emerging Markets Fund                                                                                               Yes
   AXP Global Balanced Fund                                                                                                Yes
   AXP Global Bond Fund                                                                                                     No
   AXP Global Growth Fund                                                                                                  Yes
   AXP Innovations Fund                                                                                                    Yes
AXP Growth Series, Inc.                  5/21/70, 6/13/86***     Corporation             NV/MN                7/31
   AXP Growth Fund                                                                                                         Yes
   AXP Research Opportunities Fund                                                                                         Yes

AXP High Yield Tax-Exempt Fund, Inc.    12/21/78, 6/13/86***     Corporation             NV/MN               11/30         Yes

AXP International Fund, Inc.                 7/18/84             Corporation                MN               10/31
   AXP European Equity Fund                                                                                                 No
   AXP International Fund                                                                                                  Yes
AXP Investment Series, Inc.              1/18/40, 6/13/86***     Corporation             NV/MN                9/30
   AXP Diversified Equity Income Fund                                                                                      Yes
   AXP Mutual                                                                                                              Yes
AXP Managed Series, Inc.                     10/9/84             Corporation                MN                9/30
   AXP Managed Allocation Fund                                                                                             Yes
AXP Market Advantage Series, Inc.            8/25/89             Corporation                MN                1/31
   AXP Blue Chip Advantage Fund                                                                                            Yes
   AXP International Equity Index Fund                                                                                      No
   AXP Mid Cap Index Fund                                                                                                   No
   AXP Nasdaq 100 Index Fund                                                                                                No
   AXP S&P 500 Index Fund                                                                                                   No
   AXP Small Company Index Fund                                                                                            Yes
   AXP Total Stock Market Index Fund                                                                                        No
AXP Money Market Series, Inc.            8/22/75, 6/13/86***     Corporation             NV/MN                7/31
   AXP Cash Management Fund                                                                                                Yes
AXP New Dimensions Fund, Inc.            2/20/68, 6/13/86***     Corporation             NV/MN                7/31
   AXP Growth Dimensions Fund                                                                                              Yes
   AXP New Dimensions Fund                                                                                                 Yes
AXP Precious Metals Fund, Inc.               10/5/84             Corporation                MN                3/31          No
AXP Progressive Fund, Inc.               4/23/68, 6/13/86***     Corporation             NV/MN                9/30         Yes
AXP Selective Fund, Inc.                 2/10/45, 6/13/86***     Corporation             NV/MN                5/31         Yes
AXP Stock Fund, Inc.                     2/10/45, 6/13/86***     Corporation             NV/MN                9/30         Yes


                                               Date of               Form of            State of           Fiscal
Fund                                        Organization          Organization        Organization        Year End    Diversified

AXP Partners International Series, Inc.      5/19/01             Corporation                MN               10/31
   AXP Partners International
   Aggressive Growth Fund                                                                                                  Yes
   AXP Partners International
   Select Value Fund                                                                                                       Yes
AXP Partners Series, Inc.                    3/20/01             Corporation                MN                5/31
   AXP Partners Fundamental Value Fund                                                                                     Yes
   AXP Partners Small Cap Value Fund                                                                                        No
   AXP Partners Value Fund                                                                                                 Yes

AXP Special Tax-Exempt Series Trust           4/7/86           Business Trust****           MA                6/30
   AXP Insured Tax-Exempt Fund                                                                                             Yes
   AXP Massachusetts Tax-Exempt Fund                                                                                        No
   AXP Michigan Tax-Exempt Fund                                                                                             No
   AXP Minnesota Tax-Exempt Fund                                                                                            No
   AXP New York Tax-Exempt Fund                                                                                             No
   AXP Ohio Tax-Exempt Fund                                                                                                 No
AXP Strategy Series, Inc.                    1/24/84             Corporation                MN                3/31
   AXP Equity Value Fund**                                                                                                 Yes
   AXP Focus 20 Fund                                                                                                        No
   AXP Small Cap Advantage Fund                                                                                            Yes

   AXP Small Cap Growth Fund                                                                                               Yes

   AXP Strategy Aggressive Fund**                                                                                          Yes
AXP Tax-Exempt Series, Inc.              9/30/76, 6/13/86***     Corporation             NV/MN               11/30
   AXP Intermediate Tax-Exempt Fund                                                                                        Yes
   AXP Tax-Exempt Bond Fund                                                                                                Yes
AXP Tax-Free Money Fund, Inc.            2/29/80, 6/13/86***     Corporation             NV/MN               12/31         Yes
AXP Utilities Income Fund, Inc.              3/25/88             Corporation                MN                6/30         Yes



     * At the shareholders meeting held on June 16, 1999, shareholders approved the name change from IDS to AXP. In addition to substituting AXP for IDS, the following series changed their names: IDS Growth Fund, Inc. to AXP Growth Series, Inc., IDS Managed Retirement Fund, Inc. to AXP Managed Series, Inc., IDS Strategy Fund, Inc. to AXP Strategy Series, Inc., and IDS Tax-Exempt Bond Fund, Inc. to AXP Tax-Exempt Series, Inc.


    ** At the shareholders meeting held on Nov. 9, 1994, IDS Equity Plus Fund,
       Inc. changed its name to IDS Equity Select Fund, Inc. At that same time IDS Strategy Aggressive Equity Fund changed its name to IDS Strategy Aggressive Fund, and IDS Strategy Equity Fund changed its name to IDS Equity Value Fund.
   *** Date merged into a Minnesota corporation incorporated on 4/7/86.
  **** Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.


The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 68 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.


Independent Board Members

Independent Board Members

Name, address, age              Position held with        Principal occupations during       Other directorships
                                Registrant and length     past five years
                                of service
------------------------------- ------------------------- ---------------------------------- -----------------------------


H. Brewster Atwater, Jr.        Board member since 1996   Retired chair and chief            Merck & Co., Inc.
4900 IDS Tower  Minneapolis,                              executive officer, General         (pharmaceuticals)
MN 55402                                                  Mills, Inc.  (consumer foods)
Born in 1931


------------------------------- ------------------------- ---------------------------------- -----------------------------
Arne H. Carlson                 Chair of the Board        Chair, Board Services
901 S. Marquette Ave.           since 1999                Corporation (provides
Minneapolis, MN 55402                                     administrative  services to
Born in 1934                                              boards)
                                                          Former Governor of Minnesota
------------------------------- ------------------------- ---------------------------------- -----------------------------
Lynne V. Cheney  American       Board member since 1994   Distinguished Fellow, AEI          The Reader's Digest
Enterprise Institute  for                                                                    Association Inc.
Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
------------------------------- ------------------------- ---------------------------------- -----------------------------


Livio D. DeSimone               Board member since 2001   Retired chair of the board and     Cargill, Incorporated
30 Seventh Street  St. Paul,                              chief executive officer,           (commodity merchants and
MN 55101-4901                                             Minnesota Mining and               processors), Target
                                                          Manufacturing (3M)                 Corporation (department
                                                                                             stores), General Mills,
                                                                                             Inc. (consumer foods) and
                                                                                             Vulcan Materials Company
                                                                                             (construction
Born in 1936                                                                                 materials/chemicals)
------------------------------- ------------------------- ---------------------------------- -----------------------------
Ira D. Hall                     Board member since 2001   Treasurer, Texaco Inc. since
Texaco, Inc.                                              1998. Prior to that, director,
2000 Westchester Avenue                                   International Operations IBM
White Plains, NY 10650                                    Corp.
Born in 1944
------------------------------- ------------------------- ---------------------------------- -----------------------------
Heinz F. Hutter                 Board member  since 1994  Retired president and chief
P.O. Box 2187                                             operating officer, Cargill,
Minneapolis, MN 55402                                     Incorporated (commodity
Born in 1929                                              merchants and processors)
------------------------------- ------------------------- ---------------------------------- -----------------------------
Anne P. Jones                   Board member since 1985   Attorney and telecommunications    Motorola, Inc. (electronics)
5716 Bent Branch Rd.                                      consultant
Bethesda, MD 20816
Born in 1935
------------------------------- ------------------------- ---------------------------------- -----------------------------
William R. Pearce               Board member  since 1980  RII Weyerhaeuser World
2050 One Financial Plaza                                  Timberfund, L.P. (develops
Minneapolis, MN 55402                                     timber resources) - management
Born in 1927                                              committee; Former chair,
                                                          American Express Funds
------------------------------- ------------------------- ---------------------------------- -----------------------------
Alan K. Simpson                 Board member              Former three-term United States    Biogen, Inc.
1201 Sunshine Ave. Cody,        since 1997                Senator for Wyoming                (bio-pharmaceuticals)
WY 82414
Born in 1931
------------------------------- ------------------------- ---------------------------------- ------------------------------
C. Angus Wurtele Suite          Board member              Retired chair of the board and      The Valspar Corporation
1700, Foshay Tower              since 1994                chief executive officer,            (paints), Bemis Corporation
Minneapolis, MN 55402 Born                                The Valspar Corporation             (packaging)
in 1934
------------------------------- ------------------------- ----------------------------------- -----------------------------

                                    -34-

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name, address, age           Position held    Principal occupations  during past       Other directorships
                             with             five years
                             Registrant and
                             length of
                             service
---------------------------- ---------------- ---------------------------------------- ----------------------------------------
David R. Hubers              Board member     Retired chief executive officer and      Chronimed Inc. (specialty
50643 AXP Financial Center   since 1993       director and current chair of the        pharmaceutical distribution) RTW Inc.
Minneapolis, MN 55474                         board of AEFC                            (manages workers  compensation
Born in 1943                                                                           programs) Lawson Software, Inc.
                                                                                       (technology based business
                                                                                       applications)
---------------------------- ---------------- ---------------------------------------- ----------------------------------------
John R. Thomas               Board member     Senior vice president - information
50652 AXP Financial Center   since 1987,      and technology of AEFC
Minneapolis, MN 55474        president
Born in 1937                 since 1997
---------------------------- ---------------- ---------------------------------------- ----------------------------------------

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, the Fund's other officers are:

Other Officers

Name, address, age           Position held    Principal occupations  during past       Other directorships
                             with             five years
                             Registrant and
                             length of
                             service
---------------------------- ---------------- ---------------------------------------- ----------------------------------------
John M. Knight               Treasurer        Vice president -  investment
50005 AXP Financial Center   since 1999       accounting of AEFC
Minneapolis, MN 55474 Born
in 1952
---------------------------- ---------------- ---------------------------------------- ----------------------------------------
Leslie L. Ogg                Vice             President of Board Services
901 S. Marquette Ave.        president,       Corporation
Minneapolis, MN 55402        general
Born in 1938                 counsel and
                             secretary
                             since 1978
---------------------------- ---------------- ---------------------------------------- ----------------------------------------
Frederick C. Quirsfeld       Vice president   Senior vice president -  fixed income
53609 AXP Financial Center   since 1998       and director of AEFC
Minneapolis, MN 55474
Born in 1947
---------------------------- ---------------- ---------------------------------------- ----------------------------------------

Compensation for Board Members

During the most recent fiscal year, the independent members of the Fund and Portfolio boards, for attending up to 25 meetings, received the following compensation:

Compensation Table

                                                                                                     Total cash compensation from
                                     Aggregate                            Aggregate                   American Express Funds and
Board member                compensation from the Fund            compensation from the Portfolio    Preferred Master Trust Group
H. Brewster Atwater, Jr.              $1,605                               $2,080                             $134,367
Lynne V. Cheney                        1,050                                1,375                               86,800
Livio D. DeSimone                        592                                  808                               48,483
Ira D. Hall                              958                                1,242                               79,733
Heinz F. Hutter                        1,455                                1,930                              123,917
Anne P. Jones                          1,455                                1,930                              123,567
William R. Pearce                      1,483                                1,958                              125,917
Alan K. Simpson                        1,283                                1,758                              111,217
C. Angus Wurtele                       1,405                                1,880                              119,967


As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.

Independent Auditors


The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

                                    APPENDIX
                             DESCRIPTION OF RATINGS
                         Standard & Poor's Debt Ratings

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.
o  Nature of and provisions of the obligation.
o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade
Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative grade
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         Moody's Long-Term Debt Ratings

Aaa   -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A     -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa   -- Bonds that are rated Baa are considered as medium-grade obligations
         (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba    -- Bonds that are rated Ba are judged to have speculative
         elements--their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B     -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa   -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca    -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C     -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                               SHORT-TERM RATINGS
                   Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                         Standard & Poor's Note Ratings
An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

                           Moody's Short-Term Ratings
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics:
     (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                 Moody's & S&P's
                         Short-Term Muni Bonds and Notes
Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

                                                           S-6370-20 U (7/01)

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP EXTRA INCOME FUND, INC.

We have audited the accompanying statement of assets and liabilities of AXP Extra Income Fund, Inc. as of May 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2001, and the financial highlights for each of the years in the five-year period ended May 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Extra Income Fund, Inc. as of May 31, 2001, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


  /s/ KPMG LLP
      --------
      KPMG LLP
      Minneapolis, Minnesota
      July 6, 2001

-------------------------------------------------------------------------------
12   AXP EXTRA INCOME FUND

Financial Statements

Statement of assets and liabilities
AXP Extra Income Fund, Inc.

May 31, 2001
Assets
Investment in High Yield Portfolio (Note 1)                      $2,718,557,036
Capital shares receivable                                               290,834
--------------------------------------------------------------------------------
Total assets                                                      2,718,847,870
--------------------------------------------------------------------------------

Liabilities
Dividends payable to shareholders                                     4,523,491
Accrued distribution fee                                                 35,415
Accrued service fee                                                           2
Accrued transfer agency fee                                               9,690
Accrued administrative services fee                                       3,391
Other accrued expenses                                                  117,816
--------------------------------------------------------------------------------
Total liabilities                                                     4,689,805
--------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock               $2,714,158,065
================================================================================

Represented by
Capital stock -- $.01 par value (Note 1)                         $    8,851,010
Additional paid-in capital                                        4,024,462,350
Excess of distributions over net investment income                     (873,010)
Accumulated net realized gain (loss) (Note 4)                      (725,067,604)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in
   foreign currencies                                              (593,214,681)
--------------------------------------------------------------------------------
Total -- representing net assets applicable to
   outstanding capital stock                                     $2,714,158,065
================================================================================
Net assets applicable to
   outstanding shares:           Class A                         $1,898,150,056
                                 Class B                         $  807,342,103
                                 Class C                         $    8,042,805
                                 Class Y                         $      623,101
Net asset value per share of
   outstanding capital stock:    Class A shares    618,954,958   $         3.07
                                 Class B shares    263,309,724   $         3.07
                                 Class C shares      2,633,264   $         3.05
                                 Class Y shares        203,102   $         3.07
--------------------------------------------------------------------------------

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
13   ANNUAL REPORT -- 2001

Statement of operations

AXP Extra Income Fund, Inc.

Year ended May 31, 2001
Investment income Income:
Dividends                                                         $  38,662,288
Interest                                                            319,189,187
--------------------------------------------------------------------------------
Total income                                                        357,851,475
--------------------------------------------------------------------------------
Expenses (Note 2):
Expenses allocated from High Yield Portfolio                         16,845,169
Distribution fee
     Class A                                                          5,016,390
     Class B                                                          8,306,572
     Class C                                                             30,808
Transfer agency fee                                                   3,239,549
Incremental transfer agency fee
     Class A                                                            254,415
     Class B                                                            172,432
     Class C                                                                514
Service fee -- Class Y                                                      627
Administrative services fees and expenses                             1,334,902
Compensation of board members                                            11,286
Printing and postage                                                    484,654
Registration fees                                                       249,814
Audit fees                                                               12,000
Other                                                                    11,125
--------------------------------------------------------------------------------
Total expenses                                                       35,970,257
     Earnings credits on cash balances (Note 2)                        (215,983)
--------------------------------------------------------------------------------
Total net expenses                                                   35,754,274
--------------------------------------------------------------------------------
Investment income (loss) -- net                                     322,097,201
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions                                         (382,732,773)
     Foreign currency transactions                                       (2,276)
--------------------------------------------------------------------------------
Net realized gain (loss) on investments                            (382,735,049)
Net change in unrealized appreciation
     (depreciation) on investments and on
     translation of assets and liabilities in foreign currencies     15,026,448
--------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies              (367,708,601)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ (45,611,400)
================================================================================

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
14   AXP EXTRA INCOME FUND

Statements of changes in net assets

AXP Extra Income Fund, Inc.

Year ended May 31,                               2001                  2000
Operations and distributions
Investment income (loss) -- net              $  322,097,201      $  369,102,894
Net realized gain (loss) on investments        (382,735,049)       (153,128,652)
Net change in unrealized appreciation
     (depreciation) on investments
     and on translation of assets
     and liabilities in foreign currencies       15,026,448        (311,468,718)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
     resulting from operations                  (45,611,400)        (95,494,476)
--------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
     Class A                                   (232,680,925)       (267,394,597)
     Class B                                    (90,055,179)        (98,425,373)
     Class C                                       (344,397)                 --
     Class Y                                        (73,820)            (94,925)
--------------------------------------------------------------------------------
Total distributions                            (323,154,321)       (365,914,895)
--------------------------------------------------------------------------------

Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Notes 2 and 6)               450,737,898         543,228,750
   Class B shares                               209,897,046         309,550,131
   Class C shares                                 9,206,823                  --
   Class Y shares                                   536,729             505,504
Reinvestment of distributions at net asset value
   Class A shares                               163,370,284         175,194,772
   Class B shares                                71,478,524          78,668,584
   Class C shares                                   250,707                  --
   Class Y shares                                    74,210              93,810
Payments for redemptions
   Class A shares                              (679,544,189)       (978,819,213)
   Class B shares (Note 2)                     (282,951,069)       (415,861,083)
   Class C shares (Note 2)                       (1,075,656)                 --
   Class Y shares                                  (529,063)         (1,109,891)
--------------------------------------------------------------------------------
Increase (decrease) in net assets from
   capital share transactions                   (58,547,756)       (288,548,636)
--------------------------------------------------------------------------------
Total increase (decrease) in net assets        (427,313,477)       (749,958,007)
Net assets at beginning of year               3,141,471,542       3,891,429,549
--------------------------------------------------------------------------------
Net assets at end of year                    $2,714,158,065      $3,141,471,542
================================================================================

Undistributed (excess of distributions
   over) net investment income               $     (873,010)     $      241,427
--------------------------------------------------------------------------------
See accompanying notes to financial statements.

-------------------------------------------------------------------------------
15   ANNUAL REPORT -- 2001

Notes to Financial Statements

AXP Extra Income Fund, Inc.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 573 shares of capital stock at $3.49 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in High Yield Portfolio
The Fund invests all of its assets in the High Yield Portfolio (the Portfolio), a series of Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in long-term corporate bonds in the lower-rating categories, commonly known as junk bonds.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of May 31, 2001 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the

-------------------------------------------------------------------------------
16   AXP EXTRA INCOME FUND
recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $58,276 and accumulated net realized loss has been decreased by $64,007 resulting in a net reclassification adjustment to decrease paid-in capital by $5,731.

Dividends to shareholders
Dividends from net investment income, declared daily and paid monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES
In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50
o  Class B $20.50
o  Class C $20.00
o  Class Y $17.50

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $3,715,625 for Class A and $839,754 for Class B for the year ended May 31, 2001 and $2,108 for Class C for the period ended May 31, 2001.

During the year ended May 31, 2001, the Fund's transfer agency fees were reduced by $215,983 as a result of earnings credits from overnight cash balances.

-------------------------------------------------------------------------------
17   ANNUAL REPORT -- 2001

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                     Year ended May 31, 2001
                                          Class A        Class B     Class C*     Class Y
------------------------------------------------------------------------------------------
Sold                                   138,865,419     64,607,127   2,896,417     168,963
Issued for reinvested distributions     50,473,426     22,066,966      80,205      22,950
Redeemed                              (208,965,351)   (86,509,968)   (343,358)   (166,782)
------------------------------------------------------------------------------------------
Net increase (decrease)                (19,626,506)       164,125   2,633,264      25,131
------------------------------------------------------------------------------------------

 * Inception date was June 26, 2000.


                                                     Year ended May 31, 2000
                                         Class A         Class B     Class C      Class Y
Sold                                   143,200,689     81,718,196       N/A       134,219
Issued for reinvested distributions     46,607,413     20,948,743       N/A        24,813
Redeemed                              (259,529,027)  (110,417,887)      N/A      (293,799)
------------------------------------------------------------------------------------------
Net increase (decrease)                (69,720,925)    (7,750,948)      N/A      (134,767)
------------------------------------------------------------------------------------------

4. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $719,449,395 as of May 31, 2001, that if not offset by subsequent capital gains, will expire in 2003 through 2010. It is unlikely the board will authorize a distribution of any net realized gains until the available capital loss carry-over has been offset or expires.

5. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended May 31, 2001.

6. FUND MERGER

As of the close of business on July 14, 2000, AXP Extra Income Fund, Inc. acquired the assets and assumed the identified liabilities of Strategist High Yield Fund.

The aggregate net assets of AXP Extra Income Fund, Inc. immediately before the acquisition were $3,092,275,794.

The merger was accomplished by a tax-free exchange of 471,445 shares of Strategist High Yield Fund valued at $1,623,708.

In exchange for the Strategist High Yield Fund shares and net assets, AXP Extra Income Fund, Inc. issued the following number of shares:

                                                      Shares     Net assets
--------------------------------------------------------------------------------
Class A                                               468,720    $1,623,708

Strategist High Yield Fund's net assets at that date consisted of capital stock of $2,077,880, accumulated net realized loss of $152,814 and unrealized depreciation of $301,358.

-------------------------------------------------------------------------------
18   AXP EXTRA INCOME FUND

7. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in its net assets.

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)
Fiscal period ended May 31,                 2001         2000        1999          1998           1997
Net asset value, beginning of period       $3.48        $3.97       $4.58         $4.39          $4.34
-------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                 .38          .39         .40           .40            .39
Net gains (losses) (both realized
   and unrealized)                          (.41)        (.49)       (.58)          .17            .06
-------------------------------------------------------------------------------------------------------
Total from investment operations            (.03)        (.10)       (.18)          .57            .45
-------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income        (.38)        (.39)       (.43)         (.38)          (.40)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period             $3.07        $3.48       $3.97         $4.58          $4.39

Ratios/supplemental data
Net assets, end of period (in millions)   $1,898       $2,224      $2,814        $3,112         $2,582
------------------------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(c)                      1.04%         .99%        .91%          .89%           .92%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets             11.54%       10.32%       9.86%         8.90%          9.01%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)             76%          44%         47%           81%            92%
-------------------------------------------------------------------------------------------------------
Total return(e)                             (.94%)      (2.78%)     (3.67%)       13.24%         10.92%
-------------------------------------------------------------------------------------------------------

Class B

Per share income and capital changes(a)
Fiscal period ended May 31,                 2001         2000        1999          1998           1997
Net asset value, beginning of period       $3.48        $3.97       $4.58         $4.39          $4.34
-------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                 .35          .36         .37           .37            .36
Net gains (losses) (both realized
   and unrealized)                          (.41)        (.49)       (.58)          .16            .06
-------------------------------------------------------------------------------------------------------
Total from investment operations            (.06)        (.13)       (.21)          .53            .42
-------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income        (.35)        (.36)       (.40)         (.34)          (.37)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period             $3.07        $3.48       $3.97         $4.58          $4.39
-------------------------------------------------------------------------------------------------------

Ratios/supplemental data
Net assets, end of period (in millions)     $807         $917      $1,076        $1,046           $613
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(c)                      1.80%        1.75%       1.67%         1.65%          1.68%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets             10.79%        9.58%       9.11%         8.23%          8.18%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)          76%          44%         47%           81%            92%
-------------------------------------------------------------------------------------------------------
Total return(e)                            (1.69%)      (3.53%)      (4.39%)      12.42%         10.07%
-------------------------------------------------------------------------------------------------------

See accompanying notes to financial highlights.

-------------------------------------------------------------------------------
19   ANNUAL REPORT -- 2001

Class C

Per share income and capital changes(a)
Fiscal period ended May 31,                              2001(b)
Net asset value, beginning of period                    $3.48
--------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                              .32
Net gains (losses) (both realized and unrealized)        (.43)
--------------------------------------------------------------------------------
Total from investment operations                         (.11)
--------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                     (.32)
--------------------------------------------------------------------------------
Net asset value, end of period                          $3.05
--------------------------------------------------------------------------------

Ratios/supplemental data
Net assets, end of period (in millions)                    $8
--------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)         1.80%(d)
--------------------------------------------------------------------------------
Ratio of net investment income
   (loss) to average daily net assets                   11.10%(d)
--------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                       76%
--------------------------------------------------------------------------------
Total return(e)                                         (2.92%)
--------------------------------------------------------------------------------


Class Y

Per share income and capital changes(a)
Fiscal period ended May 31,                 2001         2000        1999          1998           1997
Net asset value, beginning of period       $3.48        $3.97       $4.58         $4.39          $4.34
-------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                 .38          .39         .41           .41            .40
Net gains (losses) (both realized
   and unrealized)                          (.41)        (.49)       (.59)          .16            .06
-------------------------------------------------------------------------------------------------------
Total from investment operations            (.03)        (.10)       (.18)          .57            .46
-------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income        (.38)        (.39)       (.43)         (.38)          (.41)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period             $3.07        $3.48       $3.97         $4.58          $4.39
-------------------------------------------------------------------------------------------------------

Ratios/supplemental data
Net assets, end of period (in millions)       $1           $1          $1            $2            $--
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(c)                       .88%         .83%        .83%          .82%           .85%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income
   (loss) to average daily net assets      11.72%       10.34%       9.93%        10.07%          8.68%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)          76%          44%         47%           81%            92%
-------------------------------------------------------------------------------------------------------
Total return(e)                             (.78%)      (2.68%)     (3.58%)       13.42%         11.05%
-------------------------------------------------------------------------------------------------------

Notes to financial statements
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.

-------------------------------------------------------------------------------
20   AXP EXTRA INCOME FUND

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS
INCOME TRUST
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of High Yield Portfolio (a series of Income Trust) as of May 31, 2001, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended May 31, 2001. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of High Yield Portfolio as of May 31, 2001, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


  /s/ KPMG LLP
      --------
      KPMG LLP
      Minneapolis, Minnesota
      July 6, 2001

-------------------------------------------------------------------------------
21   ANNUAL REPORT -- 2001

Financial Statements

Statement of assets and liabilities
High Yield Portfolio

May 31, 2001

Assets
Investments in securities, at value (Note 1)
  Investments in securities of unaffiliated
    issuers (identified cost $3,148,650,953)                     $2,597,006,848
  Investments in securities of affiliated
      issuers (identified cost $48,973,125)                           5,645,785
--------------------------------------------------------------------------------
Total investments in securities (identified
  cost $3,197,624,078)                                            2,602,652,633
Cash in bank on demand deposit                                          221,500
Accrued interest and dividends receivable                            88,806,338
Receivable for investment securities sold                            39,263,760
--------------------------------------------------------------------------------
Total assets                                                      2,730,944,231
--------------------------------------------------------------------------------

Liabilities
Payable for investment securities purchased                           9,885,278
Payable upon return of securities loaned (Note 4)                     2,259,100
Accrued investment management services fee                               42,363
Other accrued expenses                                                  101,626
--------------------------------------------------------------------------------
Total liabilities                                                    12,288,367
--------------------------------------------------------------------------------
Net assets                                                       $2,718,655,864
================================================================================

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
22   AXP EXTRA INCOME FUND

Statement of operations

High Yield Portfolio

Year ended May 31, 2001

Investment income

Income:
Dividends                                                         $  38,666,157
Interest                                                            319,213,011
--------------------------------------------------------------------------------
Total income                                                        357,879,168
--------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                   16,164,094
Compensation of board members                                            14,961
Custodian fees                                                          234,165
Audit fees                                                               36,000
Other                                                                   400,820
--------------------------------------------------------------------------------
Total expenses                                                       16,850,040
   Earnings credits on cash balances (Note 2)                            (3,214)
--------------------------------------------------------------------------------
Total net expenses                                                   16,846,826
--------------------------------------------------------------------------------
Investment income (loss) -- net                                     341,032,342
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                  (382,745,726)
   Foreign currency transactions                                         (2,273)
--------------------------------------------------------------------------------
Net realized gain (loss) on investments                            (382,747,999)
Net change in unrealized appreciation
   (depreciation) on investments
   and on translation of assets and liabilities
   in foreign currencies                                             15,016,851
--------------------------------------------------------------------------------
Net gain (loss) on investments and foreign
   currencies                                                      (367,731,148)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                      $ (26,698,806)
================================================================================

Statements of changes in net assets

High Yield Portfolio

Year ended May 31,                              2001                   2000
Operations
Investment income (loss) -- net            $  341,032,342        $  392,069,684
Net realized gain (loss) on investments      (382,747,999)         (153,205,238)
Net change in unrealized appreciation
   (depreciation) on investments
   and on translation of assets and
   liabilities in foreign currencies           15,016,851          (311,617,708)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                  (26,698,806)          (72,753,262)
Net contributions (withdrawals)
   from partners                             (405,033,310)         (671,455,648)
--------------------------------------------------------------------------------
Total increase (decrease) in net assets      (431,732,116)         (744,208,910)
Net assets at beginning of year             3,150,387,980         3,894,596,890
--------------------------------------------------------------------------------
Net assets at end of year                  $2,718,655,864        $3,150,387,980
================================================================================
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23   ANNUAL REPORT -- 2001

Notes to Financial Statements

High Yield Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
High Yield Portfolio (the Portfolio) is a series of Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio invests primarily in long-term corporate bonds in the lower-rating categories, commonly known as junk bonds. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Portfolio will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

-------------------------------------------------------------------------------
24   AXP EXTRA INCOME FUND

Futures transactions
To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities
As of May 31, 2001, investments in securities included issues that are illiquid which the Portfolio currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of May 31, 2001 was $92,709,765 representing 3.41% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

Federal taxes
For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date. Interest income, including level-yield amortization of premium and discount, is accrued daily.

-------------------------------------------------------------------------------
25   ANNUAL REPORT -- 2001

2. FEES AND EXPENSES
The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.59% to 0.465% annually.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended May 31, 2001, the Portfolio's custodian fees were reduced by $3,214 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,050,147,343 and $2,086,583,748, respectively, for the year ended May 31, 2001. For the same period, the portfolio turnover rate was 76%. Realized gains and losses are determined on an identified cost basis.

4. LENDING OF PORTFOLIO SECURITIES
As of May 31, 2001, securities valued at $2,235,320 were on loan to brokers. For collateral, the Portfolio received $2,259,100 in cash. Income from securities lending amounted to $36,104 for the year ended May 31, 2001. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Portfolio's financial position, results of operations or changes in its net assets.

-------------------------------------------------------------------------------
26   AXP EXTRA INCOME FUND

Investments in Securities

High Yield Portfolio
May 31, 2001

(Percentages represent value of investments compared to net assets)

Bonds (81.3%)
Issuer                       Coupon         Principal          Value(a)
                               rate            amount

Government obligations & agencies (0.4%)
Republic of Panama
   (U.S. Dollar)
     02-08-11                 9.63%        $5,000,000(c)     $5,098,045
Republic of Venezuela
   (U.S. Dollar)
     12-18-07                 7.38          6,666,600(c,g)    5,620,778
Total                                                        10,718,823

Aerospace & defense (1.9%)
Alliant Techsystems
   Sr Sub Nts
     05-15-11                 8.50          4,275,000(d)      4,317,750
Compass Aerospace
   Company Guaranty Series B
     04-15-05                10.13         10,890,000(b)      2,409,413
   Company Guaranty Series D
     04-15-05                10.13          4,000,000(b)        885,000
Fairchild
   Company Guaranty
     04-15-09                10.75         21,400,000        17,120,000
Sequa
   Sr Nts
     08-01-09                 9.00         25,750,000        26,425,937
Total                                                        51,158,100

Automotive & related (2.6%)
Delco Remy Intl
   Company Guaranty
     05-01-09                11.00          8,125,000(d)      8,450,000
Exide
     04-29-05                 9.85          4,923,791(l)      4,603,744
French (JL) Auto Casting
   Company Guaranty Series B
     06-01-09                11.50         13,676,000         5,060,120
Hayes Lemmerz Intl
   Company Guaranty
     07-15-06                11.00          3,100,000         2,821,000
   Company Guaranty Series B
     07-15-07                 9.13          7,100,000         5,822,000
Lear
   Company Guaranty Series B
     05-15-09                 8.11         20,000,000        20,193,400
MSX Intl
   Company Guaranty
     01-15-08                11.38         13,110,000        12,061,200
Oxford Automotive
   Company Guaranty Series D
     06-15-07                10.13          9,540,000         6,117,525
Venture Holdings Trust
   Sr Nts Series B
     07-01-05                 9.50          5,370,000         4,376,550
Total                                                        69,505,539

Beverages & tobacco (0.4%)
Constellation Brands
   Company Guaranty
     08-01-06                 8.63         10,415,000        10,831,600

Building materials & construction (1.3%)
K Hovnanian Enterprises
   Company Guaranty
     10-01-07                10.50          3,300,000         3,456,750
Nortek
   Sr Nts Series B
     03-15-07                 9.25          3,000,000         2,962,500
     09-01-07                 9.13          4,200,000         4,126,500
WCI Communities
   Sr Sub Nts
     02-15-11                10.63         23,235,000(d)     24,396,750
Total                                                        34,942,500

Chemicals (4.0%)
Allied Waste North America
   Company Guaranty Series B
     01-01-09                 7.88         36,450,000        35,721,000
     08-01-09                10.00         10,200,000        10,531,500
Georgia Gulf
     11-15-05                 7.63          4,500,000         4,351,518
Huntsman
   Sr Sub Nts
     07-01-07                 9.50         17,055,000(d)     11,426,850
IMC Global
   Sr Nts
     06-01-08                10.88         15,825,000(d)     16,062,375

See accompanying notes to investments in securities.

-------------------------------------------------------------------------------
27   ANNUAL REPORT -- 2001

Issuer                       Coupon         Principal          Value(a)
                               rate            amount

Chemicals (cont.)
Lyondell Chemical
   Series B
     05-01-07                 9.88%       $18,900,000       $19,656,000
PMD Group
   Sr Sub Nts
     02-28-11                11.00          6,550,000(d)      6,746,500
Sterling Chemicals
   Company Guaranty Series B
     07-15-06                12.38          5,000,000         3,862,500
Total                                                       108,358,243

Commercial finance (0.3%)
Advance Holding
   Zero Coupon Series B
     04-15-03                13.34         11,200,000(i)      8,946,000

Communications equipment & services (10.5%)
360networks
   (U.S. Dollar) Sr Nts
     05-01-08                13.00         15,385,000(c)      1,692,350
     08-01-09                12.00          9,900,000(c)        990,000
Birch Telecom
   Sr Nts
     06-15-08                14.00         14,000,000         7,700,000
Cable Satisfaction Intl
   (U.S. Dollar)
     03-01-10                12.75          7,565,000(c)      4,614,650
Celcaribe
   Sr Nts
     03-15-04                14.50          6,184,000         4,452,480
Crown Castle Intl
   Sr Nts
     08-01-11                 9.38         15,000,000(d)     14,775,000
Dobson/Sygnet Communications
   Sr Nts
     12-15-08                12.25         16,000,000        16,560,000
EchoStar DBS
   Sr Nts
     02-01-09                 9.38         21,815,000        21,978,612
Equinix
   Sr Nts
     12-01-07                13.00         11,260,000         7,009,350
Fairpoint Communications
   Sr Sub Nts
     05-01-10                12.50          6,400,000         5,792,000
   Sr Sub Nts Series B
     05-01-08                 9.50          7,925,000         6,340,000
Global Telesystems
   (U.S. Dollar) Sr Nts
     12-15-07                11.50         19,560,000(b,c)      415,650
     06-15-08                10.88         15,340,000(b,c)      325,975
GT Group Telecom
     06-30-08                 9.89         20,000,000(l)     15,850,000
   (U.S. Dollar) Zero Coupon Sr Disc Nts
     02-01-05                17.71         23,540,000(c,i)    8,239,000
Horizon PCS
   Zero Coupon Company Guaranty
     10-01-05                14.40         26,625,000(i)     11,049,375
Insight Midwest/Insight Capital
   Sr Nts
     11-01-10                10.50         17,805,000(d)     19,140,375
IPCS
   Zero Coupon Sr Disc Nts
     07-15-05                13.49         14,810,000(i)      6,146,150
NATG Holdings LLC/Orius Capital
   Company Guaranty Series B
     02-01-10                12.75         19,000,000         5,890,000
Nextel Communications
   Sr Nts
     02-01-11                 9.50         18,425,000(d)     14,878,188
Nextel Partners
   Sr Nts
     03-15-10                11.00          4,400,000         3,784,000
NTL
   Sr Nts Series B
     02-01-06                11.50         22,400,000        18,480,000
Price Communications Wireless
   Company Guaranty Series B
     12-15-06                 9.13         36,850,000        38,323,999
Rural Cellular
   Sr Sub Nts Series B
     05-15-08                 9.63         11,375,000        11,033,750
Spectrasite Holdings
   Zero Coupon Sr Disc Nts
     04-15-04                11.67         21,450,000(i)     11,046,750
Telehub Communications
   Zero Coupon Company Guaranty
     07-31-01                13.88         12,000,000(b,h,i)         --
UbiquiTel
   Zero Coupon Company Guaranty
     04-15-05                12.73         21,940,000(i)      9,543,900
Voicestream Wireless/Voicestream Wireless Holdings
   Sr Nts
     11-15-09                10.38         15,799,974        18,051,470
Total                                                       284,103,024

See accompanying notes to investments in securities.

-------------------------------------------------------------------------------
28   AXP EXTRA INCOME FUND

Issuer                       Coupon         Principal          Value(a)
                               rate            amount

Computers & office equipment (0.8%)
Exodus Communications
   Sr Nts
     07-01-08                11.25%        $4,000,000        $2,640,000
     07-15-10                11.63          7,600,000         5,054,000
Globix
   Sr Nts
     02-01-10                12.50         38,375,000        14,198,750
Total                                                        21,892,750

Energy (2.7%)
AES Drax Energy
   (U.S. Dollar)
     08-30-10                11.50          3,200,000(c,g)    3,480,000
Calpine Canada Energy Finance
   (U.S. Dollar) Company Guaranty
     05-01-08                 8.50         20,000,000(c)     19,823,600
Energy Corp of America
   Sr Sub Nts Series A
     05-15-07                 9.50         14,900,000        12,292,500
Grant Prideco
   Sr Nts
     12-01-07                 9.63         19,500,000(d)     20,670,000
Hurricane Hydrocarbons
   (U.S. Dollar) Sr Nts
     12-31-01                16.00          2,117,160(b,c,d)  2,027,181
Ocean Energy
   Company Guaranty Series B
     07-01-08                 8.38         14,000,000        14,775,880
Total                                                        73,069,161

Energy equipment & services (0.2%)
SESI LLC
   Company Guaranty
     05-15-11                 8.88          4,450,000(d)      4,561,250

Financial services (1.9%)
AOA Holdings LLC
   Sr Nts
     06-01-06                10.38         15,500,000        14,880,000
CSC Holdings
   Sr Nts
     04-01-11                 7.63         10,000,000(d)      9,710,200
Indah Kiat Finance Mauritius
   (U.S. Dollar) Company Guaranty
     07-01-07                10.00         11,520,000(b,c)    2,534,400
LaBranche
   Sr Nts
     08-15-04                 9.50          3,030,000         3,176,470
   Sr Sub Nts
     03-02-07                12.00         15,900,000        18,126,000
SBA Communications
   Sr Nts
     02-01-09                10.25          3,000,000(d)      2,940,000
Total                                                        51,367,070

Food (1.1%)
Aurora Foods
   Sr Sub Nts Series D
     02-15-07                 9.88         16,800,000        15,036,000
Del Monte
   Sr Sub Nts
     05-15-11                 9.25          8,400,000(d)      8,599,500
RAB Enterprises
   Company Guaranty
     05-01-05                10.50          9,600,000         6,540,000
Total                                                        30,175,500

Furniture & appliances (0.4%)
Sealy Mattress
   Sr Sub Nts
     12-15-07                 9.88         10,775,000(d)     10,801,938

Health care services (4.0%)
DaVita
   Company Guaranty
     04-15-11                 9.25          5,600,000(d)      5,824,000
HCA-The Healthcare
     05-20-08                 7.25          1,600,000         1,556,000
     09-01-10                 8.75         20,875,000        22,075,313
     02-01-11                 7.88         13,000,000        13,065,000
Magellan Health Services
   Sr Nts
     11-15-07                 9.38          5,600,000(d)      5,684,000
   Sr Sub Nts
     02-15-08                 9.00          8,125,000         7,678,125
Manor Care
   Sr Nts
     03-01-08                 8.00          8,025,000(d)      8,197,698
Omnicare
   Sr Sub Nts
     03-15-11                 8.13         10,500,000(d)     10,710,000
Paracelsus Healthcare
   Sr Sub Nts
     08-15-06                10.00         26,275,000(b)      8,670,750
Physician Sales & Service
   Company Guaranty
     10-01-07                 8.50          9,350,000         8,321,500
Triad Hospitals
   Sr Nts
     05-01-09                 8.75         17,555,000(d)     17,993,875
Total                                                       109,776,261

See accompanying notes to investments in securities.

-------------------------------------------------------------------------------
29   ANNUAL REPORT -- 2001

Issuer                       Coupon         Principal          Value(a)
                               rate            amount

Household products (0.4%)
Revlon Consumer Products
   Sr Nts
     02-01-06                 8.13%       $15,000,000       $11,700,000

Industrial equipment & services(0.7%)
Motors & Gears
   Sr Nts Series D
     11-15-06                10.75         19,460,000        19,070,800

Insurance (0.6%)
Americo Life
   Sr Sub Nts
     06-01-05                 9.25         16,875,000        16,664,063

Leisure time & entertainment (7.8%)
Alliance Atlantis Communications
   (U.S. Dollar) Sr Sub Nts
     12-15-09                13.00         10,750,000(c)     11,569,688
Choctaw Resort Development Enterprises
   Sr Nts
     04-01-09                 9.25         12,175,000(d)     12,540,250
Cinemark USA
   Sr Sub Nts Series B
     08-01-08                 9.63          4,285,000         3,663,675
Coast Hotels & Casino
   Company Guaranty
     04-01-09                 9.50         23,460,000        24,163,800
Hammons (JQ) Hotels
   1st Mtge
     02-15-04                 8.88         17,800,000        17,577,500
Harrahs Entertainment
     12-15-05                 7.88          8,000,000         8,090,000
Horseshoe Gaming Holdings
   Company Guaranty Series B
     05-15-09                 8.63          8,175,000         8,297,625
Horseshoe Gaming LLC
   Company Guaranty Series B
     06-15-07                 9.38          6,825,000         7,234,500
Icon Health & Fitness
   Company Guaranty
     09-27-05                12.00          5,550,000(d)      3,330,000
Isle of Capri Casinos/Capital
   1st Mtge Series B
     08-31-04                13.00         20,850,000        22,622,250
Lodgenet Entertainment
   Sr Nts
     12-15-06                10.25          5,000,000         5,025,000
Premier Cruises
   Sr Nts
     03-15-08                11.00         11,000,000(b,d,h)         --
Six Flags
   Sr Nts
     04-01-06                 9.25         10,000,000        10,287,500
     06-15-07                 9.75         13,650,000        14,127,750
     02-01-09                 9.50          5,740,000(d)      5,955,250
Station Casinos
   Sr Sub Nts
     07-01-10                 9.88         11,070,000        11,554,313
Steinway Musical Instruments
   Sr Nts
     04-15-11                 8.75          8,600,000(d)      8,772,000
Trump Atlantic City Assn/Funding
   1st Mtge Company Guaranty
     05-01-06                11.25         42,180,000        27,891,524
United Artists Theatres
   Series 1995A
     07-01-15                 9.30         12,555,535        10,672,205
Total                                                       213,374,830

Media (11.4%)
Adelphia Communications
   Sr Nts
     10-01-10                10.88         14,550,000        15,350,250
Australis Holdings
   (U.S. Dollar) Sr Disc Nts
     11-01-02                15.00         17,753,000(b,c)       30,890
Australis Media
   (U.S. Dollar)
     05-15-03                15.75         43,500,000(b,c)      435,000
   (U.S. Dollar) Sr Disc Nts
     05-15-03                15.75            469,560(b,c)           42
Benedek Communications
   Sr Disc Nts
     05-15-06                13.25          8,500,000         5,015,000
CanWest Media
   (U.S. Dollar) Sr Sub Nts
     05-15-11                10.63         15,605,000(c,d)   15,936,606
Charter Communications Holdings LLC
   Sr Nts
     11-15-09                 9.63         12,850,000(d)     13,042,750
Charter Communications Holdings/ Charter Capital
   Sr Nts
     04-01-09                10.00         20,900,000        21,527,000
     10-01-09                10.75          8,400,000         8,925,000
     01-15-10                10.25          7,850,000         8,085,500
Charter Communications LLC/Capital
   Zero Coupon Sr Disc Nts
     04-01-04                14.16         14,650,000(i)     10,255,000
See accompanying notes to investments in securities.
-------------------------------------------------------------------------------
30   AXP EXTRA INCOME FUND

Issuer                   Coupon             Principal           Value(a)
                           rate                amount

Media (cont.)
Coaxial Communications/Phoenix
   Company Guaranty
     08-15-06                10.00%       $16,585,000        $16,709,388
Cumulus Media
   Company Guaranty
     07-01-08                10.38         12,885,000         12,885,000
Golden Sky Systems
   Company Guaranty Series B
     08-01-06                12.38         11,165,000         10,941,700
MDC
   (U.S. Dollar) Sr Sub Nts
     12-01-06                10.50         16,350,000(c)      15,042,000
MediaCom LLC/Capital
   Sr Nts
     01-15-13                 9.50         11,200,000(d)      10,794,000
Nexstar Finance LLC
   Sr Sub Nts
     04-01-08                12.00          6,850,000(d)       7,072,625
Paxson Communications
   Sr Sub Nts
     10-01-02                11.63         15,100,000         15,288,750
Pegasus Communications
   Sr Nts Series B
     10-15-05                 9.63          9,500,000          8,930,000
Pegasus Media & Communications
   Series B
     07-01-05                12.50         21,550,000         21,819,374
Radio Unica
   Zero Coupon Company Guaranty
     08-01-02                11.74          5,645,000(i)       3,302,325
Regional Independent Medical
   (U.S. Dollar) Sr Nts
     07-01-08                10.50         15,200,000(c)      15,352,000
Sinclair Broadcasting Group
   Company Guaranty
     07-15-07                 9.00         11,500,000         11,040,000
Telemundo Holdings
   Zero Coupon Sr Disc Nts Series B
     08-15-03                11.50         12,000,000(i)       9,240,000
TeleWest Communications
   (U.S. Dollar) Sr Nts
     11-01-08                11.25          8,000,000(c)       7,880,000
   (U.S. Dollar) Zero Coupon Sr Disc Nts
     04-15-04                 8.96         13,725,000(c,i)     7,622,865
Telewest Finance
   (U.S. Dollar) Cv Company Guaranty
     07-07-05                 6.00          8,400,000(c,d)     6,599,149
Veninfotel
   (U.S. Dollar) Cv Pay-in-kind
     03-01-02                10.00         10,939,556(b,c,k,l)10,939,556
WRC Media/Weekly Read/Compass
   Sr Sub Nts
     11-15-09                12.75         11,610,000         11,029,500
XM Satellite Radio
     03-15-10                14.00         10,750,000          7,202,500
Total                                                        308,293,770

Metals (2.4%)
AK Steel
   Sr Nts
     12-15-06                 9.13         10,000,000         10,250,000
Great Lakes Carbon
   Company Guaranty Pay-in-kind Series B
     05-15-08                10.25         22,075,000(k)      13,024,250
Kaiser Aluminum & Chemical
   Sr Nts Series B
     10-15-06                10.88          9,590,000          9,254,350
   Sr Sub Nts
     02-01-03                12.75          4,000,000          3,600,000
Maxxam Group Holdings
   Sr Nts Series B
     08-01-03                12.00         19,850,000         16,872,500
Oregon Steel Mills
   1st Mtge
     06-15-03                11.00         12,940,000(f)      12,163,600
WCI Steel
   Sr Nts Series B
     12-01-04                10.00          1,600,000          1,056,000
Total                                                         66,220,700

Miscellaneous (6.9%)
Actuant
   Company Guaranty
     05-01-09                13.00          3,175,000          3,190,875
Adams Outdoor Advertising LP
   Sr Nts
     03-15-06                10.75         16,775,000         17,383,094
Advanced Glassfiber Yarn
   Sr Sub Nts
     01-15-09                 9.88         10,465,000          8,999,900
Alliance Imaging
   Sr Sub Nts
     04-15-11                10.38          6,150,000(d)       6,349,875
Argo-Tech
   Company Guaranty Series D
     10-01-07                 8.63          8,308,000          7,311,040
Bistro Trust
     12-31-02                 9.50         10,000,000(d)       8,134,100

See accompanying notes to investments in securities.

-------------------------------------------------------------------------------
31   ANNUAL REPORT -- 2001

Issuer                   Coupon             Principal          Value(a)
                           rate                amount

Miscellaneous (cont.)
Centaur Mining & Exploration
   (U.S. Dollar) Company Guaranty
     12-01-07                11.00%        $6,825,000(b,c)     $716,625
Consolidated Container LLC/Consolidated Container Capital
     07-15-09                10.13         15,900,000        15,860,250
ECM Funding LP
     06-10-02                11.92          1,078,342(l)        948,941
Falcon Products
   Company Guaranty Series B
     06-15-09                11.38         10,250,000         9,711,875
ISG Resources
     04-15-08                10.00         15,220,000         7,610,000
Meritage
   Sr Nts
     06-01-11                 9.75          7,640,000(d)      7,773,700
Nationwide Credit
   Sr Nts Series A
     01-15-08                10.25          6,040,000         1,751,600
NSM Steel
   Company Guaranty
     02-01-06                12.00         10,375,000(b,d)      415,000
     02-01-08                12.25         11,700,000(b,d)      234,000
Omega Cabinets
   Sr Sub Nts
     06-15-07                10.50          8,509,000         8,764,270
Outsourcing Solutions
   Sr Sub Nts Series B
     11-01-06                11.00         37,395,000        29,916,000
Park-Ohio Inds
   Sr Sub Nts
     12-01-07                 9.25         19,025,000        15,029,750
Poland Telecom Finance
   (U.S. Dollar) Company Guaranty Series B
     12-01-07                14.00         13,200,000(b,c)      132,000
Resolution Performance
   Sr Sub Nts
     11-30-08                10.37          9,260,714(d)      9,353,321
     11-15-10                13.50          8,425,000(d)      9,183,250
SC Intl
     09-01-07                 9.25         16,860,000        17,871,600
Stellex Technologies
   Sr Sub Nts Series B
     11-01-07                 9.50         11,450,000(b)        572,500
Total                                                       187,213,566

Multi-industry conglomerates (1.2%)
Communications & Power Inds
   Sr Sub Nts Series B
     08-01-05                12.00          7,095,000         3,831,300
Jordan Inds
   Sr Nts Series D
     08-01-07                10.38         18,460,000        16,060,200
   Zero Coupon Sr Sub Debs Series B
     04-01-02                11.75         17,692,251(i)      9,730,738
Metromedia Intl Group
   Zero Coupon Sr Disc Nts Series B
     03-30-02                 7.61          4,516,000(i)      2,574,120
Prime Succession
   Sr Sub Nts
     08-15-04                10.75         13,475,000(b)      1,617,000
Total                                                        33,813,358

Paper & packaging (3.8%)
Berry Plastics
   Company Guaranty Series B
     07-15-07                11.00          6,400,000         5,952,000
Company Guaranty Series C
     04-15-04                12.25          5,650,000         5,621,750
   Sr Sub Nts
     04-15-04                12.25          4,360,000         4,338,200
BPC Holding
   Sr Nts Series B
     06-15-06                12.50         14,242,946         9,685,203
Crown Paper
   Sr Sub Nts
     09-01-05                11.00         29,470,000(b)        589,400
Doman Inds
   (U.S. Dollar) Company Guaranty
     07-01-04                12.00          4,750,000(c)      4,916,250
   (U.S. Dollar) Sr Nts Series B
     11-15-07                 9.25         14,745,000(c)      8,847,000
Fibermark
   Sr Nts
     04-15-11                10.75          3,150,000(d)      3,197,250
Packaging Corp of America
   Company Guaranty
     04-01-09                 9.63          9,905,000        10,647,875
Riverwood Intl
   Company Guaranty
     08-01-07                10.63          7,500,000         7,725,000
   Company Guaranty Sr Nts
     04-01-06                10.25          9,250,000         9,435,000
Silgan Holdings
     06-01-09                 9.00         17,730,000        18,084,600
Stone Container
   Sr Nts
     08-01-16                12.58         12,600,000        13,293,000

See accompanying notes to investments in securities.

-------------------------------------------------------------------------------
32   AXP EXTRA INCOME FUND

Issuer                   Coupon             Principal          Value(a)
                           rate                amount

Paper & packaging (cont.)
Tjiwi Kimia Intl
   (U.S. Dollar) Company Guaranty
     08-01-01                13.25%        $7,000,000(b,c)   $1,120,000
Total                                                       103,452,528

Real estate investment trust (0.9%)
Meristar Hospitality
   Sr Nts
     01-15-08                 9.00         10,850,000(d)     11,012,750
     01-15-11                 9.13         13,625,000(d)     14,033,750
Total                                                        25,046,500

Restaurants & lodging (3.3%)
BOCA Resorts
   Company Guaranty
     04-15-09                 9.88         11,800,000        11,918,000
Domino's
   Company Guaranty Series B
     01-15-09                10.38         10,225,000        10,429,500
MGM Mirage
   Company Guaranty
     09-15-10                 8.50         12,500,000        13,007,375
Park Place Entertainment
   Sr Sub Nts
     09-15-08                 8.88          9,100,000         9,509,500
     05-15-11                 8.13         26,250,000(d)     26,053,125
Prime Hospitality
   Sr Sub Nts Series B
     04-01-07                 9.75         18,700,000        18,980,500
Total                                                        89,898,000

Retail (1.7%)
Dairy Mart Convenience Stores
   Company Guaranty Series B
     03-15-04                10.25          6,250,000         3,875,000
   Sr Sub Nts
     03-15-04                10.25         17,675,000        10,958,500
Eye Care Centers of America
   Company Guaranty
     05-01-08                 9.13          7,525,000         3,085,250
Flooring America
   Company Guaranty
     10-15-07                 9.25          9,245,000(b)         69,338
Levi Strauss
   Sr Nts
     01-15-08                11.63         13,785,000        13,785,000
Rite Aid
     09-15-02                10.50         15,000,000(d)     15,487,500
Total                                                        47,260,588

Textiles & apparel (0.2%)
Galey & Lord
   Company Guaranty
     03-01-08                 9.13         12,865,000         6,689,800

Transportation (0.6%)
American Architectural
   Company Guaranty
     12-01-07                11.75         12,900,000(b)      3,096,000
Greater Beijing First Expressways
   (U.S. Dollar) Sr Nts
     06-15-04                 9.25          3,500,000(b,c)    1,470,000
     06-15-07                 9.50          5,000,000(b,c)    2,100,000
Interpool
     08-01-07                 7.35         10,000,000         8,800,000
Total                                                        15,466,000

Utilities -- electric (0.9%)
AES
   Sr Nts
     12-15-02                 8.75         20,000,000        20,350,000
Pacific Gas & Electric
   1st Mtge Series 1992B
     05-01-25                 8.38          1,600,000         1,328,000
   1st Mtge Series 1993C
     08-01-03                 6.25            800,000           688,000
Southern California Edison
   1st Refunding Mtge
     09-01-04                 5.88          2,400,000         2,040,000
Total                                                        24,406,000

Utilities -- gas (0.2%)
El Paso Energy Partners
   Company Guaranty
     06-01-11                 8.50          4,125,000(d)      4,176,563

Utilities -- telephone (5.8%)
Adelphia Business Solutions
   Sr Nts Series B
     09-01-04                12.25         21,000,000        17,535,000
Allegiance Telecom
   Sr Nts
     05-15-08                12.88          1,600,000         1,488,000
   Zero Coupon Sr Disc Nts Series B
     02-15-03                12.01         23,410,000(i)     14,514,200
COLT Telecom Group
   (U.S. Dollar) Zero Coupon Sr Disc Nts
     12-15-01                 9.52          6,900,000(c,i)    6,900,000
Dobson Communications
   Sr Nts
     07-01-10                10.88          6,600,000         6,748,500

See accompanying notes to investments in securities.

-------------------------------------------------------------------------------
33   ANNUAL REPORT -- 2001

Issuer                   Coupon             Principal          Value(a)
                           rate                amount

Utilities -- telephone (cont.)
Geotek Communications
   Escrow Cv Sr Sub Nts
     02-15-02                    0%        $4,135,000(b,h,l)        $--
Global Crossing Holdings
   (U.S. Dollar) Sr Sub Deb
     08-01-07                 8.70         10,400,000(c,d)    9,412,000
Intermedia Communications
   Sr Disc Nts
     05-15-06                12.50          4,000,000         3,960,000
   Zero Coupon Sr Disc Nts Series B
     07-15-02                11.08         26,065,000(i)     23,197,850
ITC Deltacom
   Sr Nts
     03-01-08                 8.88         10,465,000         6,697,600
     11-15-08                 9.75          4,500,000         2,970,000
McLeod USA
   Sr Nts
     03-15-08                 8.38            980,000           646,800
     11-01-08                 9.50          5,000,000         3,400,000
     02-15-09                 8.13         16,855,000        10,787,200
Metromedia Fiber Network
   Sr Nts
     12-15-09                10.00         11,770,000         6,591,200
PSINet
   Sr Nts
     12-01-06                10.50         27,265,000(b)      2,590,175
     08-01-09                11.00          5,000,000(b)        450,000
RSL Communications
   (U.S. Dollar) Company Guaranty
     11-15-06                12.25         29,867,000(b,c)      522,673
United Pan-Europe Communications
   (U.S. Dollar) Sr Nts Series B
     08-01-09                10.88         18,200,000(c)     10,010,000
     11-01-09                11.25          8,500,000(c)      4,696,250
     02-01-10                11.25          8,190,000(c)      4,545,450
     02-01-10                11.50          5,550,000(c)      3,080,250
Williams Communications Group
   Sr Nts
     08-01-10                11.88         23,700,000        13,094,250
XO Communications
   Sr Nts
     10-01-07                 9.63            800,000           336,000
     06-01-09                10.75          7,740,000         3,483,000
Total                                                       157,656,398

Total bonds
(Cost: $2,657,209,068)                                   $2,210,611,223

Common stocks (0.6%)(b)
Issuer                                     Shares              Value(a)
Arena Brands                              111,111(l)         $2,777,776
Aurora Foods                              441,087(l)          2,337,761
Communications & Power Inds                 3,500(l)             17,500
Gaylord Container Cl A                  1,000,000             1,020,000
Gemini Inds                               245,278(l)            450,000
Genesys ADR                               152,830(c)          2,069,315
Globix                                     47,212               142,108
Intermedia Communications                   6,937               118,415
PhoneTel Technologies                   1,786,000(j)            218,785
Premier Holdings                          814,645(l)              8,146
Wilshire Financial
     Services Group                     2,412,000(j)          5,427,000
WorldCom                                  150,000             2,676,000
WRC Media                                  13,543(l)                135
Total common stocks
(Cost: $87,934,388)                                         $17,262,941

Preferred stocks & other (12.0%)
Issuer                                     Shares              Value(a)
Adelphia Communications
     13.00% Cm Series B                    66,000            $6,633,000
American Restaurant Group
     12.00% Pay-in-kind Series B              355(k)             35,500
Australis Holdings
     Warrants                              13,400(c)                134
Benedek Communications
     Warrants                              70,000               140,000
Bestel
     Warrants                               4,000               480,000
Birch Telecom
     Warrants                              14,000               140,000
Cable Satisfaction Intl
     Warrants                               7,565(c)                 76
Century Maintenance
     13.25% Pay-in-kind Series C          187,899(k)         14,937,971
Citadel Broadcasting
     13.25% Cm Pay-in-kind
     Series B                              40,121(k)          4,894,762
Communications & Power Inds
     14.00% Pay-in-kind Series B          251,884 (k)        10,610,610
CSC Holdings
     11.13% Cm Pay-in-kind
     Series M                             399,940 (k)        43,843,423
     11.75% Cm Series H                   181,976            20,062,854
Dairy Mart
     Warrants                             311,333 (l)             3,113
Dobson Communications
     13.00% Pay-in-kind                    11,538(k)         10,946,678
Earthwatch
     12.00% Cv Series C                   357,031               806,890

See accompanying notes to investments in securities.

-------------------------------------------------------------------------------
34   AXP EXTRA INCOME FUND

Issuer                                     Shares              Value(a)
GT Group Telecom
     Warrants                              23,540              $740,757
HF Holdings
     Warrants                              53,125                53,125
Horizon PCS
     Warrants                              26,625               519,188
Hosiery Corp of America
     Warrants                              10,000                 1,000
Intermedia Communications
     13.50% Pay-in-kind Series B           23,404 (k)        23,872,080
IPCS
     Warrants                              14,810               296,200
Nextel Communications
     11.13% Pay-in-kind Series E           16,602 (k)         9,961,200
     13.00% Cm Pay-in-kind
     Series D                              26,474 (k)        18,002,320
NSM Steel
     Warrants                           7,407,184(d)                  7
NTL
     13.00% Pay-in-kind Series B           33,383 (k)        22,992,541
Paxson Communications
     12.50% Cm Pay-in-kind
     Exchangeable                          30,835 (k)        30,218,300
Pegasus Satellite
     12.75% Cm Pay-in-kind
     Series AI                             15,920 (k)        15,124,000
PLD Telekom
     Warrants                               8,000                   240
Poland Telecom
     Warrants                              13,200(c,d,h)             --
RSL Communications
     Warrants                               9,500                   570
Rural Cellular
     12.25% Pay-in-kind                    23,261 (k)        19,655,545
SGW Holding
     12.50% Cm Pay-in-kind Series B       173,887 (k,l)       1,738,869
     Cv Series A                           87,091(l)            435,455
     Warrants                               2,750 (l)             2,750
Sinclair Capital
     11.63% Cm                            140,000            13,037,500
Telehub Communications
     Warrants                              12,000 (h)                --
UbiquiTel
     Warrants                              21,940               219,400
Varde Fund V LP                        25,000,000(l,m)       25,951,999
Wayland Investment
     Fund LLC                          26,000,000(l,m)       26,644,020
XM Satellite Radio
     Warrants                              10,750                94,063
XO Communications
     13.50% Pay-in-kind Series E           16,520 (k)         1,982,400

Total preferred stocks & other
(Cost: $402,772,110)                                       $325,078,540

Short-term securities (1.8%)
Issuer               Annualized                Amount          Value(a)
                  yield on date            payable at
                    of purchase              maturity

U.S. government agencies (0.5%)
Federal Home Loan Bank Disc Nt
     06-22-01                 4.24%        $4,300,000        $4,288,885
Federal Home Loan Mtge Corp Disc Nt
     07-17-01                 3.93          1,800,000         1,790,811
Federal Natl Mtge Assn Disc Nt
     06-07-01                 4.87          6,500,000         6,493,705
Total                                                        12,573,401

Commercial paper (1.3%)
Charta
     08-21-01                 3.96          3,000,000(e)      2,972,667
Electronic Data Systems
     06-04-01                 4.79          8,400,000(e)      8,395,530
     06-11-01                 4.17          3,100,000(e)      3,096,059
Falcon Asset
     06-14-01                 4.79         17,100,000(e)     17,066,689
McDonalds
     06-05-01                 4.00            600,000           599,667
Windmill Funding
     06-06-01                 4.94          5,000,000(e)      4,995,916
Total                                      37,126,528

Total short-term securities
(Cost: $49,708,512)                                         $49,699,929

Total investments in securities
(Cost: $3,197,624,078)(n)                                $2,602,652,633

See accompanying notes to investments in securities.

-------------------------------------------------------------------------------
35   ANNUAL REPORT -- 2001

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of May 31, 2001, the value of foreign securities represented 7.61% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) Security is partially or fully on loan. See Note 4 to the financial statements.

(g) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on May 31, 2001.

(h)  Negligible market value.

(i) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.

(j) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the year ended May 31, 2001 are as follows:


Issuer                   Beginning         Purchase       Sales       Ending      Dividend      Value(a)
                           cost              cost         cost         cost        income
---------------------------------------------------------------------------------------------------------
PhoneTel
 Technologies           $23,769,375           $--          $--      $23,769,375      $--       $  218,785
Wilshire Financial
 Services Group          25,203,750            --           --       25,203,750       --        5,427,000
---------------------------------------------------------------------------------------------------------
Total                   $48,973,125           $--          $--      $48,973,125      $--       $5,645,785
---------------------------------------------------------------------------------------------------------

(k) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

-------------------------------------------------------------------------------
36   AXP EXTRA INCOME FUND

(l)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at May 31, 2001, is as follows:

     Security                                    Acquisition           Cost
                                                    dates
--------------------------------------------------------------------------------
     Arena Brands
         Common                                   09-03-92       $ 5,888,888
     Aurora Foods
         Common                                   10-17-00         1,102,717
     Communications & Power Inds
         Common                                   08-17-95           350,000
     Dairy Mart
         Warrants                                 11-28-95           239,401
     ECM Funding LP
         11.92% 2002                    04-13-92 thru 12-10-99     1,078,342
     Exide
         9.85% 2005                               01-15-01         4,373,791
     GT Group Telecom
         9.89% 2008                               02-09-01        15,851,750
     Gemini Inds
         Common                         12-23-96 thru 10-22-99    13,554,000
     Geotek Communications
         0% 2002                                  08-26-00                --
     Premier Holdings
         Common                                   07-19-99        10,706,600
     SGW Holdings
         12.50% Pay-in-kind Series B    08-12-97 thru 05-08-01     2,821,729
         Cv Series A                              08-12-97           899,998
         Warrants                                 08-12-97           867,900
     Varde Fund V LP                    04-27-00 thru 06-19-00    25,000,000
     Veninfotel
         (U.S. Dollar) 10.00%
         Cv Pay-in-kind 2002               03-05-97 thru 03-09-00 10,939,556
     WRC Media
         Common                            05-30-00 thru 10-05-00      3,485
     Wayland Investment Fund LLC               05-17-00           28,911,480

(m)  The  share  amount  for  Limited  Liability   Companies  (LLC)  or  Limited
     Partnerships (LP) represents capital contributions.

(n) At May 31, 2001, the cost of securities for federal income tax purposes was $3,203,241,964 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                $  75,807,897
     Unrealized depreciation                                 (676,397,228)
     ------------------------------------------------------------------------
     Net unrealized depreciation                            $(600,589,331)
     ------------------------------------------------------------------------

--------------------------------------------------------------------------------
37   ANNUAL REPORT -- 2001

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Extra Income Fund, Inc.

Fiscal year ended May 31, 2001

Class A
Income distributions taxable as dividend income, 11.89% qualifying for deduction by corporations.

Payable date                                                  Per share
June 21, 2000                                                  $0.03259
July 24, 2000                                                   0.03570
Aug. 24, 2000                                                   0.03364
Sept. 21, 2000                                                  0.03340
Oct. 24, 2000                                                   0.03067
Nov. 21, 2000                                                   0.02955
Dec. 20, 2000                                                   0.03238
Jan. 26, 2001                                                   0.03070
Feb. 26, 2001                                                   0.02911
March 26, 2001                                                  0.03055
April 26, 2001                                                  0.03259
May 24, 2001                                                    0.02803
Total distributions                                            $0.37891


Class B
Income distributions taxable as dividend income, 11.89% qualifying for deduction by corporations.

Payable date                                                  Per share
June 21, 2000                                                  $0.03056
July 24, 2000                                                   0.03332
Aug. 24, 2000                                                   0.03143
Sept. 21, 2000                                                  0.03141
Oct. 24, 2000                                                   0.02837
Nov. 21, 2000                                                   0.02768
Dec. 20, 2000                                                   0.03053
Jan. 26, 2001                                                   0.02831
Feb. 26, 2001                                                   0.02704
March 26, 2001                                                  0.02870
April 26, 2001                                                  0.03061
May 24, 2001                                                    0.02623
Total distributions                                            $0.35419

-------------------------------------------------------------------------------
38   AXP EXTRA INCOME FUND

Class C
Income distributions taxable as dividend income, 11.89% qualifying for deduction by corporations.

Payable date                                                  Per share
July 24, 2000                                                  $0.03177
Aug. 24, 2000                                                   0.03157
Sept. 21, 2000                                                  0.03142
Oct. 24, 2000                                                   0.02835
Nov. 21, 2000                                                   0.02765
Dec. 20, 2000                                                   0.03050
Jan. 26, 2001                                                   0.02830
Feb. 26, 2001                                                   0.02906
March 26, 2001                                                  0.02864
April 26, 2001                                                  0.03053
May 24, 2001                                                    0.02618
Total distributions                                            $0.32397

Class Y
Income distributions taxable as dividend income, 11.89% qualifying for deduction by corporations.

Payable date                                                  Per share
June 21, 2000                                                  $0.03304
July 24, 2000                                                   0.03622
Aug. 24, 2000                                                   0.03413
Sept. 21, 2000                                                  0.03384
Oct. 24, 2000                                                   0.03117
Nov. 21, 2000                                                   0.02996
Dec. 20, 2000                                                   0.03280
Jan. 26, 2001                                                   0.03123
Feb. 26, 2001                                                   0.02954
March 26, 2001                                                  0.03094
April 26, 2001                                                  0.03302
May 24, 2001                                                    0.02842
Total distributions                                            $0.38431

-------------------------------------------------------------------------------
39   ANNUAL REPORT -- 2001

PART C. OTHER INFORMATION

Item 23.   Exhibits

(a)(1) Articles of Incorporation, as amended Nov. 14, 1991, filed as Exhibit No. 1 to Post-Effective Amendment No. 17 to Registration Statement No. 2-86637, are incorporated by reference.

(a)(2) Articles of Amendment to the Articles of Incorporation, dated June 16, 1999, are filed electronically herewith.

(b) By-laws of AXP Extra Income, Inc. as amended January 11, 2001 are filed electronically herewith.

(c) Stock certificate for common stock, filed as Exhibit No. 4 to Registrant's Post-Effective Amendment No. 4, is incorporated by reference.

(d) Investment Management and Services Agreement between Registrant and American Express Financial Corporation, dated March 20, 1995, filed electronically as Exhibit 5 to Registrant's Post-Effective Amendment No. 23 to Registration Statement No. 2-86637, is incorporated by reference. The Agreement was assumed by the Portfolio when the Fund adopted the master/feeder structure.

(e) Distribution Agreement, dated July 8, 1999, between AXP Utilities Income Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (e) to AXP Utilities Income Fund, Inc. Post-Effective Amendment No. 22, to Registration Statement File No. 33-20872 filed on or about August 27, 1999. Registrant's Distribution Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(f) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

(g)(1) Custodian Agreement between Registrant and First National Bank of Minneapolis, dated July 23, 1986, refiled electronically as Exhibit 8
          (a) to Registrant's Post-Effective Amendment No. 27 to Registration Statement No. 2-86637, is incorporated by reference

(g)(2) Addendum to the Custodian Agreement, dated July 23, 1986 between IDS Extra Income Fund, Inc. and First Bank National Association executed on June 10, 1996, filed electronically as Exhibit 8(b) to Post-Effective Amendment No. 27 to Registration Statement No. 2-86637, is incorporated by reference.

(h)(1) Administrative Services Agreement between Registrant and American Express Financial Corporation, dated March 20, 1995, is incorporated by reference to Exhibit 9(d) to Registrant's Post-Effective Amendment No. 29 filed on or about July 30, 1998.

(h)(2) License Agreement dated Jan. 25, 1988, between Registrant and IDS Financial Corporation, filed as Exhibit 9(c) to Post-Effective Amendment No. 15 to Registration Statement No. 2-86637, is incorporated by reference.


(h)(3) License Agreement, dated June 17, 1999, between American Express Funds and American Express Company filed electronically on or about Sept.23, 1999 as Exhibit (h)(4) to AXP Stock Fund, Inc.'s Post-Effective Amendment No. 98 to Registration Statement No. 2-11358, is incorporated by reference.

(h)(4)    Class Y  Shareholder  Service  Agreement  between IDS Precious
          Metals Fund, Inc. and American Express Financial Advisors Inc., dated May 9, 1997, filed electronically on or about May 27, 1997 as Exhibit 9(e) to IDS Precious Metals Fund, Inc.'s Amendment No. 30 to Registration Statement No. 2-93745, is incorporated by reference. Registrant's Class Y shareholder Service Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(h)(5) Transfer Agency Agreement dated May 10, 2001 between Registrant and American Express Client Service Corporation is filed electronically herewith.


(h)(6) Agreement and Plan of Reorganization, dated March 10, 2000, between High Yield Portfolio on behalf of Strategist High Yield Fund and AXP Extra Income Fund, Inc. is incorporated by reference to Exhibit (h)(7) to Registrant's Post-Effective Amendment No. 33 filed on or about July 28, 2000.

(i) Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(j)       Independent Auditors' Consent is filed electronically herewith.

(k)       Omitted Financial Statements: Not applicable.

(l)       Initial Capital Agreements: Not applicable.

(m)(1) Plan and Agreement of Distribution dated July 1, 1999 between AXP Extra Income Fund, Inc. and American Express Financial Advisors Inc., is incorporated by reference to Exhibit (m) to AXP Discovery Fund, Inc. Post-Effective Amendment No. 36 to Registration Statement File No. 2-72174 filed on or about July 30, 1999. Registrant's Plan and Agreement of Distribution differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(m)(2) Plan and Agreement of Distribution for Class C Shares dated March 9, 2000 between AXP Bond Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (m)(2) to AXP Bond Fund, Inc.'s Post-Effective Amendment No. 51 to Registration
          Statement File No. 2-51586 filed on or about June 26, 2000. Registrant's Plan and Agreement of Distribution for Class C Shares differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(n) Rule 18f-3 Plan, dated March 9, 2000, is incorporated by reference to Exhibit (n) to AXP Bond Fund Inc.'s Post-Effective Amendment No. 51 to Registration Statement File No. 2-51586 filed on or about June 26, 2000.

(o)       Reserved

(p)(1) Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about March 30, 2000 as Exhibit (p)(1) to AXP Market Advantage Series, Inc.'s Post-Effective Amendment No. 24 to Registration Statement No. 33-30770 is incorporated by reference.

(p)(2) Code of Ethics adopted under Rule 17j-1 for Registrant's investment advisor and principal underwriter filed electronically on or about March 30, 2000 as Exhibit (p)(2) to AXP Market Advantage Series, Inc.'s Post-Effective Amendment No. 24 to Registration Statement No. 33-30770 is incorporated by reference.

(q)(1) Directors' Power of Attorney to sign Amendments to this Registration Statement dated Jan. 11, 2001, is filed electronically herewith.

q)(2) Officers' Power of Attorney to sign Amendments to this Registration Statement dated Jan. 11, 2001, is filed electronically herewith.

(q)(3) Trustees Power of Attorney dated Jan. 11, 2001, is filed electronically herewith.

(q)(4) Officers' Power of Attorney dated Jan. 11, 2001, is filed electronically herewith.


Item 24.   Persons Controlled by or Under Common Control with Registrant:

           None.

Item 25.   Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.



Item 26.          Business and Other Connections of Investment Adviser (American Express Financial Corporation)

Directors and officers of American Express Financial Corporation who are directors and/or officers of one or more other companies:

Name and Title                      Other company(s)                  Address                 Title within other
                                                                                                   company(s)
-------------------------       -----------------------       -------------------------     -----------------------

Ronald G. Abrahamson,           American Express Client      200 AXP Financial Center     Director and Vice
Vice President - Business       Service Corporation          Minneapolis, MN 55474        President - Business
Transformation                                                                            Transformation

                                American Express Financial   70100 AXP Financial Center   Vice President - Business
                                Advisors Inc.                Minneapolis, MN  55747       Transformation

                                Public Employee Payment                                   Director and Vice President
                                Company

Douglas A. Alger,               American Express Financial   70100 AXP Financial Center   Senior Vice President -
Director and Senior Vice        Advisors Inc.                Minneapolis, MN  55747       Human Resources
President - Human Resources

Gumer C. Alvero                 American Centurion Life      20 Madison Ave. Extension    Director
Vice President - Variable       Assurance Company            P.O. Box 5555
Annuities                                                    Albany, NY  12205-0555

                                American Enterprise Life     829 AXP Financial Center     Director, Executive Vice
                                Insurance Company            Minneapolis, MN  55474       President - Assured
                                                                                          Assets, Member of
                                                                                          Investment Committee

                                American Express Financial   70100 AXP Financial Center   Vice President - Annuities
                                Advisors Inc.                Minneapolis, MN  55747

                                American Partners Life       1751 AXP Financial Center    Director, President,
                                Insurance Company            Minneapolis MN  55474        Member of Investment
                                                                                          Committee

                                IDS Life Insurance Company   20 Madison Ave. Extension    Executive Vice President -
                                                             P.O. Box 5555                Assured Assets, Member of
                                                             Albany, NY  12205-0555       Investment Committee

                                IDS Life Insurance Company   P.O. Box 5144                Director
                                of New York                  Albany, NY  12205

                                IDS Life Variable Annuity                                 Chairman of the Board and
                                Funds A & B                                               President

Peter J. Anderson,              Advisory Capital             200 AXP Financial Center     Director
Director and Senior Vice        Strategies Group Inc.        Minneapolis, MN 55474
President - Investment
Operations

                                American Express Asset                                    Director and Chairman of
                                Management Group Inc.                                     the Board

                                American Express Asset                                    Director, Chairman of the
                                Management International,                                 Board and Executive Vice
                                Inc.                                                      President

                                American Express Financial   70100 AXP Financial Center   Senior Vice President -
                                Advisors Inc.                Minneapolis, MN  55747       Investment Operations

                                American Partner Life        1751 AXP Financial Center    Member of Investment
                                Insurance Company            Minneapolis, MN  55474       Committee

                                IDS Capital Holdings Inc.                                 Director and President

                                IDS Futures Corporation                                   Director

                                NCM Capital Management       2 Mutual Plaza               Director
                                Group, Inc.                  501 Willard Street
                                                             Durham, NC  27701

Ward D. Armstrong,              American Express Financial   70100 AXP Financial Center   Senior Vice President -
Senior Vice President -         Advisors Inc.                Minneapolis, MN  55747       Retirement Services
Retirement Services

                                American Express Service                                  Vice President - Workplace
                                Corporation                                               Financial Services

                                American Express Trust                                    Director and Chairman of
                                Company                                                   the Board


John M. Baker,                  American Express Financial   70100 AXP Financial Center   Vice President - Plan
Vice President - Plan Sponsor   Advisors Inc.                Minneapolis, MN  55747       Sponsor Services
Services

                                American Express Trust                                    Senior Vice President
                                Company

Dudley Barksdale                American Express Financial   70100 AXP Financial Center   Vice President - Service
Vice President - Service        Advisors Inc.                Minneapolis, MN  55747       Development
Development

Joseph M. Barsky III,           American Express Financial   70100 AXP Financial Center   Vice President - Mutual
Vice President - Mutual Fund    Advisors Inc.                Minneapolis, MN  55747200    Fund Equities
Equities                                                     AXP Financial Center
                                                             Minneapolis, MN 55474

Timothy V. Bechtold,            American Centurion Life      20 Madison Ave. Extension    Director and President
Vice President - Risk           Assurance Company            P.O. Box 5555
Management Products                                          Albany, NY  12205-0555

                                American Express Financial   70100 AXP Financial Center   Vice President - Risk
                                Advisors Inc.                Minneapolis, MN  55747       Management Products

                                American Express Insurance                                Director and President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and President
                                Agency of Oregon Inc.

                                American Partners Life                                    Member of Investment
                                Insurance Company                                         Committee

                                IDS Insurance Agency of                                   Director and President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Director and President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Director and President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Director and President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Director and President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Director and President
                                Wyoming Inc.

                                IDS Life Insurance Company   70100 AXP Financial Center   President, Executive Vice
                                                             Minneapolis, MN  55747       President - Risk
                                                                                          Management Products,
                                                                                          Member of Investment
                                                                                          Committee

                                IDS Life Insurance Company   P.O. Box 5144                President and Chief
                                of New York                  Albany, NY 12205             Executive Officer

                                IDS Life Series Fund, Inc.   200 AXP Financial Center     Director and President
                                                             Minneapolis, MN  55474

                                IDS Life Variable Annuity    70100 AXP Financial Center   Manager
                                Funds A & B                  Minneapolis, MN  55474

Douglas W. Brewers,             American Express Financial   70100 AXP Financial Center   Vice President - Sales
Vice President - Sales Support  Advisors Inc.                Minneapolis, MN  55747       Support

Kenneth I. Chenaut              American Express Company     American Express Tower       President and Chief
Director                                                     World Financial Center       Operating Officer
                                                             New York, NY  10285


Kenneth J. Ciak,                AMEX Assurance Company       200 AXP Financial Center     Director and President
Vice President and General                                   Minneapolis, MN 55474
Manager - IDS Property
Casualty

                                American Express Financial   70100 AXP Financial Center   Vice President and General
                                Advisors Inc.                Minneapolis, MN  55747       Manager - IDS Property
                                                                                          Casualty

                                IDS Property Casualty        1 WEG Blvd.                  Director and President
                                Insurance Company            DePere, WI 54115

Paul A. Connolly,               American Express Financial   70100 AXP Financial Center   Vice President - Retail
Vice President - Retail         Advisors Inc.                Minneapolis, MN  55747       Distribution Services
Distribution Services

James M. Cracchiolo             American Express Financial   70100 AXP Financial Center   President and Chief
President and Chief Executive   Advisors Inc.                Minneapolis, MN  55747       Executive Officer
Officer

Colleen Curran,                 American Express Financial   70100 AXP Financial Center   Vice President and
Vice President and Assistant    Advisors Inc.                Minneapolis, MN  55747       Assistant General Counsel
General Counsel

                                American Express Service                                  Vice President and Chief
                                Corporation                                               Legal Counsel

Luz Maria Davis                 American Express Financial   70100 AXP Financial Center   Vice President -
Vice President -                Advisors Inc.                Minneapolis, MN  55747       Communications
Communications

Robert M. Elconin,              American Express Financial   70100 AXP Financial Center   Vice President -
Vice President - Government     Advisors Inc.                Minneapolis, MN  55747       Government Relations
Relations

                                IDS Life Insurance Company   70100 AXP Financial Center   Vice President
                                                             Minneapolis, MN  55747

Gordon M. Fines,                American Express Asset       200 AXP Financial Center     Senior Vice President and
Vice President - Mutual Fund    Management Group Inc.        Minneapolis, MN 55474        Chief Investment Officer
Equity Investments

                                American Express Financial   70100 AXP Financial Center   Vice President - Mutual
                                Advisors Inc.                Minneapolis, MN  55747       Fund Equity Investments

Douglas L. Forsberg,            American Centurion Life      20 Madison Ave. Extension    Director
Vice President - International  Assurance Company            P.O. Box 5555
                                                             Albany, NY  12205-0555

                                American Express Financial   70100 AXP Financial Center   Vice President -
                                Advisors Inc.                Minneapolis, MN  55747       International

                                American Express Financial   70100 AXP Financial Center   Director, President and
                                Advisors Japan Inc.          Minneapolis, MN  55747       Chief Executive Officer

Peter A. Gallus                 American Express Financial   70100 AXP Financial Center   Vice President -
Vice President - Investment     Advisors Inc.                Minneapolis, MN  55747       Investment Administration
Administration

Derek M. Gledhill               American Express Financial   70100 AXP Financial Center   Vice President -
Vice President - Integrated     Advisors Inc.                Minneapolis, MN  55747       Integrated Financial
Financial Services Field                                                                  Services Field
Implementation                                                                            Implementation

Harvey Golub,                   American Express Company     American Express Tower       Chairman and Chief
Director                                                     World Financial Center       Executive Officer
                                                             New York, NY  10285

                                American Express Travel                                   Chairman and Chief
                                Related Services Company,                                 Executive Officer
                                Inc.

David A. Hammer,                American Express Financial   70100 AXP Financial Center   Vice President and
Vice President and Marketing    Advisors Inc.                Minneapolis, MN  55747       Marketing Controller
Controller

                                IDS Plan Services of                                      Director and Vice President
                                California, Inc.

Teresa A. Hanratty              American Express Financial   70100 AXP Financial Center   Senior Vice
Director and Senior Vice        Advisors Inc.                Minneapolis, MN  55747       President-Field Management
President - Field Management


Lorraine R. Hart,               AMEX Assurance Company       200 AXP Financial Center     Vice President -
Vice President - Insurance                                   Minneapolis, MN 55474        Investments
Investments

                                American Centurion Life      20 Madison Ave. Extension    Vice President
                                Assurance Company            P.O. Box 5555
                                                             Albany, NY  12205-0555

                                American Enterprise Life     829 AXP Financial Center     Vice President
                                Insurance Company            Minneapolis, MN  55474

                                American Express                                          Director
                                Corporation

                                American Express Financial   70100 AXP Financial Center   Vice President - Insurance
                                Advisors Inc.                Minneapolis, MN  55747       Investments

                                American Partners Life       1751 AXP Financial Center    Director and Vice
                                Insurance Company            Minneapolis, MN  55474       President

                                IDS Certificate Company                                   Vice President

                                IDS Life Insurance Company   70100 AXP Financial Center   Vice President
                                                             Minneapolis, MN  55747

                                IDS Life Series Fund, Inc.   200 AXP Financial Center     Vice President
                                                             Minneapolis, MN  55474

                                IDS Life Variable Annuity    70100 AXP Financial Center   Vice President
                                Funds A and B                Minneapolis, MN  55747

                                Investors Syndicate                                       Director and Vice
                                Development Corp.                                         President

                                IDS Life Insurance Company   P.O. Box 5144                Vice President
                                of New York                  Albany, NY 12205

                                IDS Property Casualty        1 WEG Blvd.                  Vice President
                                Insurance Company            DePere, WI 54115

Janis K. Heaney,                American Express Financial   70100 AXP Financial Center   Vice President - Incentive
Vice President - Incentive      Advisors Inc.                Minneapolis, MN  55747       Management
Management

Brian M. Heath                  American Express Financial   70100 AXP Financial Center   Senior Vice President and
Director, Senior Vice           Advisors Inc.                Minneapolis, MN  55747       General Sales Manager
President and General Sales
Manager

Carol A. Holton                 American Express Financial   70100 AXP Financial Center   Vice President - Third
Vice President - Third Party    Advisors Inc.                Minneapolis, MN  55747       Party Distribution
Distribution

                                American Enterprise Life     829 AXP Financial Center     Director, President and
                                Insurance Company            Minneapolis, MN  55474       Chief Executive Officer

                                IDS Life Insurance Company   70100 AXP Financial Center   Director
                                                             Minneapolis, MN  55747

                                IDS Life Insurance Company   20 Madison Ave. Extension    Director
                                of New York                  P.O. Box 5555
                                                             Albany, NY  12205-0555

Darryl G. Horsman,              American Express Trust       200 AXP Financial Center     Director and President
Vice President - Product        Company                      Minneapolis, MN 55474
Development and Technology,
American Express Retirement
Services

                                American Express Asset                                    Vice President
                                Management International
                                Inc.

David R. Hubers,                AMEX Assurance Company       200 AXP Financial Center     Director
Chairman of the Board                                        Minneapolis, MN 55474

                                American Express Financial   70100 AXP Financial Center   Chairman of the Board
                                Advisors Inc.                Minneapolis, MN  55747

Debra A. Hutchinson             American Express Financial   70100 AXP Financial Center   Vice President -
Vice President - Relationship   Advisors Inc.                Minneapolis, MN  55747       Relationship Leader
Leader


James M. Jensen,                American Express Financial   70100 AXP Financial Center   Vice President - Advice
Vice President - Advice and     Advisors Inc.                Minneapolis, MN  55747       and Retail Distribution
Retail Distribution Group,                                                                Group, Product,
Product, Compensation and                                                                 Compensation and Field
Field Administration                                                                      Administration

                                IDS Life Insurance Company   70100 AXP Financial Center   Vice President
                                                             Minneapolis, MN  55747

Marietta L. Johns,              American Express Financial   70100 AXP Financial Center   Senior Vice President -
Director and Senior Vice        Advisors Inc.                Minneapolis, MN  55747       Field Management
President - Field Management

Nancy E. Jones,                 American Express Financial   70100 AXP Financial Center   Vice President - Business
Vice President - Business       Advisors Inc.                Minneapolis, MN  55747       Development
Development

                                American Express Service                                  Vice President - Business
                                Corporation                                               Development

John C. Junek                   American Express Financial   70100 AXP Financial Center   Senior Vice President and
Director, Senior Vice           Advisors Inc.                Minneapolis, MN  55747       General Counsel
President and General Counsel

Ora J. Kaine,                   American Express Financial   70100 AXP Financial Center   Vice President - Financial
Vice President - Financial      Advisors Inc.                Minneapolis, MN  55747       Advisory Services
Advisory Services

Linda B. Keene,                 American Express Financial   70100 AXP Financial Center   Vice President - Market
Vice President - Market         Advisors Inc.                Minneapolis, MN  55747       Development
Development

John M. Knight                  American Express Financial   70100 AXP Financial Center   Vice President -
Vice President - Investment     Advisors                     Minneapolis, MN  55747       Investment Accounting
Accounting

Claire Kolmodin,                American Express Financial   70100 AXP Financial Center   Vice President - Service
Vice President - Service        Advisors Inc.                Minneapolis, MN  55747       Quality
Quality

Steven C. Kumagai,              American Express Financial   70100 AXP Financial Center   Director and Senior Vice
Director and Senior Vice        Advisors Inc.                Minneapolis, MN  55747       President-Direct and
President - Direct and                                                                    Interactive Group
Interactive Group

                                AMEX Assurance Company       200 AXP Financial Center     Director
                                                             Minneapolis, MN  55474

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

Kurt A Larson,                  American Express Financial   70100 AXP Financial Center   Vice President - Senior
Vice President - Senior         Advisors Inc.                Minneapolis, MN  55747       Portfolio Manager
Portfolio Manager

Lori J. Larson,                 American Express Financial   70100 AXP Financial Center   Vice President - Brokerage
Vice President - Brokerage      Advisors Inc.                Minneapolis, MN  55747       and Direct Services
and Direct Services

Daniel E. Laufenberg,           American Express Financial   70100 AXP Financial Center   Vice President and Chief
Vice President and Chief U.S.   Advisors Inc.                Minneapolis, MN  55747       U.S. Economist
Economist

Jane W. Lee                     American Express Financial   70100 AXP Financial Center   Vice President - New
Vice President - New Business   Advisors Inc.                Minneapolis, MN  55747       Business Development and
Development and Marketing                                                                 Marketing

Peter A. Lefferts,              American Express Financial   70100 AXP Financial Center   Senior Vice President -
Senior Vice President -         Advisors Inc.                Minneapolis, MN  55747       Corporate Strategy and
Corporate Strategy and                                                                    Development
Development

                                American Express Trust                                    Director
                                Company

                                IDS Plan Services of                                      Director
                                California, Inc.

Fred A. Mandell,                American Express Financial   70100 AXP Financial Center   Vice President -
Vice President - Distribution   Advisors Inc.                Minneapolis, MN  55747       Distribution Channel
Channel Marketing                                                                         Marketing


Timothy J. Masek                American Express Financial   70100 AXP Financial Center   Vice President and
Vice President and Director     Advisors Inc.                Minneapolis, MN  55747       Director of Global Research
of Global Research

Paula R. Meyer,                 American Express                                          Director
Vice President - Mutual Funds   Corporation

                                American Express Financial   70100 AXP Financial Center   Vice President - Mutual
                                Advisors Inc.                Minneapolis, MN  55747       Funds

                                IDS Certificate Company                                   Director and President

                                Investors Syndicate                                       Director, Chairman of the
                                Development Corporation                                   Board and President

Shashank B. Modak               American Express Financial   70100 AXP Financial Center   Vice President -
Vice President - Technology     Advisors Inc.                Minneapolis, MN  55747       Technology Leader
Leader

Pamela J. Moret,                American Express Financial   70100 AXP Financial Center   Senior Vice President -
Director and Senior Vice        Advisors Inc.                Minneapolis, MN  55747       Products Group
President - Products Group

                                American Express Trust                                    Vice President
                                Company

                                American Partners Life       20 Madison Ave. Extension    Director, Chairman of the
                                Insurance Company            P.O. Box 5555                Board
                                                             Albany, NY  12205-0555

                                AMEX Assurance Company       200 AXP Financial Center     Director
                                                             Minneapolis, MN  55474

                                IDS Certificate Company                                   Director

                                IDS Life Insurance Company   70100 AXP Financial Center   Chairman of the Board,
                                                             Minneapolis, MN  55747       Chief Executive Officer
                                                                                          and Member of Investment
                                                                                          Committee

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

Barry J. Murphy,                American Express Client      200 AXP Financial Center     Director and President
Director and Executive Vice     Service Corporation          Minneapolis, MN 55474
President - U.S. Retail Group

                                American Enterprise                                       Director
                                Investment Services, Inc.

                                American Express Financial   70100 AXP Financial Center   Senior Vice President
                                Advisors Inc.                Minneapolis, MN  55747

                                IDS Life Insurance Company   70100 AXP Financial Center   Director and Executive
                                                             Minneapolis, MN  55747       Vice President

Mary Owens Neal,                American Express Financial   70100 AXP Financial Center   Vice President - Consumer
Vice President - Consumer       Advisors Inc.                Minneapolis, MN  55747       Marketing
Marketing

Michael J. O'Keefe,             American Express Financial   70100 AXP Financial Center   Vice President - Advisory
Vice President - Advisory       Advisors Inc.                Minneapolis, MN  55747       Business Systems
Business Systems

James R. Palmer,                American Express                                          Director
Vice President - Taxes          Corporation

                                American Express Financial   70100 AXP Financial Center   Vice President - Taxes
                                Advisors Inc.                Minneapolis, MN  55747

                                IDS Life Insurance Company   70100 AXP Financial Center   Vice President
                                                             Minneapolis, MN  55747

Carla P. Pavone,                American Express Financial   70100 AXP Financial Center   Vice President - Product
Vice President - Product        Advisors Inc.                Minneapolis, MN  55747       Business Development
Business Development

                                Public Employee Payment                                   Director and President
                                Company


Kris Petersen                   American Express Financial   70100 AXP Financial Center   Vice President -
Vice President -                Advisors Inc.                Minneapolis, MN  55747       Non-propriety Products
Non-propriety Products

                                IDS Cable Corporation                                     Director

                                IDS Futures Corporation                                   President

                                IDS Management Corporation                                Director and President

                                IDS Realty Corporation                                    Director and President

Susan B. Plimpton,              American Express Financial   70100 AXP Financial Center   Vice President - Marketing
Vice President - Marketing      Advisors Inc.                Minneapolis, MN  55747       Services
Services

Ronald W. Powell,               American Express Financial   70100 AXP Financial Center   Vice President and
Vice President and Assistant    Advisors Inc.                Minneapolis, MN  55747       Assistant General Counsel
General Counsel

                                IDS Cable Corporation                                     Vice President and
                                                                                          Assistant Secretary

                                IDS Cable II Corporation                                  Vice President and
                                                                                          Assistant Secretary

                                IDS Management Corporation                                Vice President and
                                                                                          Assistant Secretary

                                IDS Partnership Services                                  Vice President and
                                Corporation                                               Assistant Secretary

                                IDS Plan Services of                                      Vice President and
                                California, Inc.                                          Assistant Secretary

                                IDS Realty Corporation                                    Vice President and
                                                                                          Assistant Secretary

James M. Punch,                 American Express Financial   70100 AXP Financial Center   Vice President - Branded
Vice President and Project      Advisors Inc.                Minneapolis, MN  55747       Platform Project
Manager - Branded Platform
Project

Frederick C. Quirsfeld,         American Express Asset       200 AXP Financial Center     Senior Vice President and
Director and Senior Vice        Management Group Inc.        Minneapolis, MN 55474        Senior Portfolio Manager
President - Fixed Income

                                American Express Financial   70100 AXP Financial Center   Senior Vice President -
                                Advisors Inc.                Minneapolis, MN  55747       Fixed Income

Teresa J. Rasmussen             American Express Financial   200 AXP Financial Center     Vice President and
Vice President and Assistant    Advisors Inc.                Minneapolis, MN 55474        Assistant General Counsel
General Counsel

Rollyn C. Renstrom,             American Express Financial   70100 AXP Financial Center   Vice President - Corporate
Vice President - Corporate      Advisors Inc.                Minneapolis, MN  55747       Planning and Analysis
Planning and Analysis

ReBecca K. Roloff,              American Express Financial   70100 AXP Financial Center   Senior Vice President -
Director and Senior Vice        Advisors Inc.                Minneapolis, MN  55747       Field Management and
President - Field Management                                                              Financial Advisory Services
and Financial Advisory
Services

Stephen W. Roszell,             Advisory Capital             200 AXP Financial Center     Director
Director and Senior Vice        Strategies Group Inc.        Minneapolis, MN 55474
President - Institutional
Group

                                American Express Asset                                    Director, President and
                                Management Group Inc.                                     Chief Executive Officer

                                American Express Asset                                    Director
                                Management International,
                                Inc.

                                American Express Asset                                    Director
                                Management Ltd.

                                American Express Financial   70100 AXP Financial Center   Senior Vice President -
                                Advisors Inc.                Minneapolis, MN  55747       Institutional

                                American Express Trust                                    Director
                                Company


Erven A. Samsel,                American Express Financial   70100 AXP Financial Center   Senior Vice President -
Director and Senior Vice        Advisors Inc.                Minneapolis, MN  55747       Field Management
President - Field Management

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Vice President
                                Wyoming Inc.

Theresa M. Sapp                 American Express Financial   70100 AXP Financial Center   Vice President -
Vice President - Relationship   Advisors Inc.                Minneapolis, MN  55747       Relationship Leader
Leader

Stuart A. Sedlacek,             American Enterprise Life     829 AXP Financial Center     Executive Vice President
Director, Senior Vice           Insurance Company            Minneapolis, MN  55474
President and Chief Financial
Officer

                                American Express Financial   70100 AXP Financial Center   Senior Vice President and
                                Advisors Inc.                Minneapolis, MN  55747       Chief Financial Officer

                                American Express Trust                                    Director
                                Company

                                American Partners Life       1751 AXP Financial Center    Director and Vice President
                                Insurance Company            Minneapolis, MN  55474

                                IDS Certificate Company                                   Director and President

                                IDS Life Insurance Company   70100 AXP Financial Center   Executive Vice President
                                                             Minneapolis, MN  55747       and Controller

Donald K. Shanks,               AMEX Assurance Company       200 AXP Financial Center     Senior Vice President
Vice President - Property                                    Minneapolis, MN 55474
Casualty

                                American Express Financial   70100 AXP Financial Center   Vice President - Property
                                Advisors Inc.                Minneapolis, MN  55747       Casualty

                                IDS Property Casualty        1 WEG Blvd.                  Senior Vice President
                                Insurance Company            DePere, WI 54115

Judy P. Skoglund,               American Express Financial   70100 AXP Financial Center   Vice President - Quality
Vice President - Quality and    Advisors Inc.                Minneapolis, MN  55747       and Service Support
Service Support


Bridget Sperl,                  American Express Client      200 AXP Financial Center     Senior Vice President -
Senior Vice President -         Service Corporation          Minneapolis, MN 55474        Client Service
Client Service

                                American Express Financial   70100 AXP Financial Center   Vice President
                                Advisors Inc.                Minneapolis, MN  55747

                                Public Employee Payment                                   Director and President
                                Company

Lisa A. Steffes,                American Express Financial   70100 AXP Financial Center   Vice President - Marketing
Vice President - Marketing      Advisors Inc.                Minneapolis, MN  55747       Offer Development
Offer Development

                                AMEX Assurance Company       200 AXP Financial Center     Director
                                                             Minneapolis, MN  55474

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

James J. Strauss,               American Express Financial   70100 AXP Financial Center   Vice President and General
Vice President and General      Advisors Inc.                Minneapolis, MN  55747       Auditor
Auditor

Jeffrey J. Stremcha,            American Express Financial   70100 AXP Financial Center   Vice President -
Vice President - Information    Advisors Inc.                Minneapolis, MN  55747       Information Resource
Resource Management/ISD                                                                   Management/ISD

John R. Thomas                  American Express Financial   70100 AXP Financial Center   Senior Vice President
Senior Vice President -         Advisors Inc.                Minneapolis, MN  55747
Information and Technology

Keith N. Tufte                  American Express Financial   70100 AXP Financial Center   Vice President and
Vice President and Director     Advisors Inc.                Minneapolis, MN  55747       Director of Equity Research
of Equity Research

Norman Weaver Jr.,              American Express Financial   70100 AXP Financial Center   Senior Vice President -
Director and Senior Vice        Advisors Inc.                Minneapolis, MN  55747       Alliance Group
President - Alliance Group

                                American Express Insurance                                Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Vice President
                                Wyoming Inc.


Michael L. Weiner,              American Express Financial   70100 AXP Financial Center   Vice President - Tax
Vice President - Tax Research   Advisors Inc.                Minneapolis, MN  55747       Research and Audit
and Audit

                                IDS Capital Holdings Inc.                                 Vice President

                                IDS Futures Brokerage Group                               Vice President

                                IDS Futures Corporation                                   Vice President, Treasurer
                                                                                          and Secretary

                                IDS Sales Support Inc.                                    Director, Vice President
                                                                                          and Assistant Treasurer

Jeffry F. Welter,               American Express Financial   70100 AXP Financial Center   Vice President - Equity
Vice President - Equity and     Advisors Inc.                Minneapolis, MN  55747       and Fixed Income Trading
Fixed Income Trading

Edwin M. Wistrand,              American Express Financial   70100 AXP Financial Center   Vice President and
Vice President and Assistant    Advisors Inc.                Minneapolis, MN  55747       Assistant General Counsel
General Counsel

                                American Express Financial   70100 AXP Financial Center   Vice President and Chief
                                Advisors Japan Inc.          Minneapolis, MN  55747       Legal Officer

Michael D. Wolf,                American Express Asset       200 AXP Financial Center     Executive Vice President
Vice President - Senior         Management Group Inc.        Minneapolis, MN 55474        and Senior Portfolio
Portfolio Manager                                                                         Manager

                                American Express Financial   70100 AXP Financial Center   Vice President - Senior
                                Advisors Inc.                Minneapolis, MN  55747       Portfolio Manager

Michael R. Woodward,            American Express Financial   70100 AXP Financial Center   Senior Vice President -
Director and Senior Vice        Advisors Inc.                Minneapolis, MN  55747       Field Management
President - Field Management

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Vice President
                                Wyoming Inc.

                                IDS Life Insurance Company   P.O. Box 5144                Director
                                of New York                  Albany, NY 12205


David L. Yowan                  American Enterprise                                       Vice President and
Vice President and Corporate    Investment Services                                       Treasurer
Treasurer

                                American Enterprise Life     829 AXP Financial Center     Vice President and
                                Insurance Company            Minneapolis, MN  55747       Treasurer

                                American Express Asset                                    Vice President and
                                Management Group Inc.                                     Treasurer

                                American Express Asset                                    Vice President and
                                Management International                                  Treasurer
                                Inc.

                                American Express                                          Vice President and
                                Certificate Company                                       Treasurer

                                American Express Client      200 AXP Financial Center     Vice President and
                                Service Corporation          Minneapolis, MN  55474       Treasurer

                                American Express                                          Vice President and
                                Corporation                                               Treasurer

                                American Express Financial   70100 AXP Financial Center   Vice President and
                                Advisors Inc.                Minneapolis, MN  55747       Treasurer

                                American Express Financial                                Vice President and
                                Advisors Japan Inc.                                       Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Arizona Inc.                                    Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Idaho Inc.                                      Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Nevada Inc.                                     Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Oregon Inc.                                     Treasurer

                                American Express Personal                                 Treasurer
                                Trust Services, FSB

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Kentucky Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Maryland Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Pennsylvania Inc.

                                American Partners Life       1751 AXP Financial Center    Vice President and
                                Insurance Company            Minneapolis, MN  55474       Treasurer

                                IDS Cable Corporation                                     Vice President and
                                                                                          Treasurer

                                IDS Capital Holdings Inc.                                 Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Insurance Agency of                                   Vice President and
                                Alabama Inc.                                              Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Arkansas Inc.                                             Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Massachusetts Inc.                                        Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                New Mexico Inc.                                           Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                New Ohio Inc.                                             Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Wyoming Inc.                                              Treasurer


                                IDS Life Insurance Company   20 Madison Ave. Extension    Vice President, Treasurer
                                                             P.O. Box 5555                and Assistant Secretary
                                                             Albany, NY  12205-0555

                                IDS Life Insurance Company   P.O. Box 5144                Vice President and
                                of New York                  Albany, NY 12205             Treasurer

                                IDS Life Series Fund, Inc.   200 AXP Financial Center     Vice President and
                                                             Minneapolis, MN  55474       Treasurer

                                IDS Life Variable Annuity    70100 AXP Financial Center   Vice President and
                                Funds A & B                  Minneapolis, MN  55474       Treasurer

                                IDS Management Corporation                                Director, Vice President
                                                                                          and Treasurer

                                IDS Partnership Services                                  Vice President and
                                Corporation                                               Treasurer

                                IDS Property Casualty        1 WEG Blvd.                  Vice President, Treasurer
                                Insurance Company            DePere, WI 54115             and Assistant Secretary

                                IDS Real Estate Services,                                 Vice President and
                                Inc.                                                      Treasurer

                                IDS Realty Corporation                                    Vice President and
                                                                                          Treasurer

                                Investors Syndicate                                       Vice President and
                                Development Corporation                                   Treasurer

                                Public Employee Payment                                   Vice President and
                                Company                                                   Treasurer

Item 27. Principal Underwriters.

(a)      American Express Financial Advisors acts as principal underwriter for the following investment companies:

         AXP Bond Fund, Inc.; AXP California Tax-Exempt Trust; AXP Discovery Fund, Inc.; AXP Equity Select Fund,
         Inc.; AXP Extra Income Fund, Inc.; AXP Federal Income Fund, Inc.; AXP Global Series, Inc.; AXP Growth
         Series, Inc.; AXP High Yield Tax-Exempt Fund, Inc.; AXP International Fund, Inc.; AXP Investment Series,
         Inc.; AXP Managed Series, Inc.; AXP Market Advantage Series, Inc.; AXP Money Market Series, Inc.; AXP
         New Dimensions Fund, Inc.; AXP Partners Series, Inc.; AXP Precious Metals Fund, Inc.; AXP Progressive
         Fund, Inc.; AXP Selective Fund, Inc.; AXP Special Tax-Exempt Series Trust; AXP Stock Fund, Inc.; AXP
         Strategy Series, Inc.; AXP Tax-Exempt Series, Inc.; AXP Tax-Free Money Fund, Inc.; AXP Utilities Income
         Fund, Inc., Growth Trust; Growth and Income Trust; Income Trust; Tax-Free Income Trust; World Trust;
         American Express Certificate Company.

(b)      As to each director, officer or partner of the principal underwriter:

         Name and Principal                 Position and Offices with             Offices with Registrant
         Business Address                   Underwriter

         Ronald G. Abrahamson               Vice President -                       None
         200 AXP Financial Center           Business Transformation
         Minneapolis, MN  55474

         Douglas A. Alger                   Senior Vice President -                None
         200 AXP Financial Center           Human Resources
         Minneapolis, MN  55474

         Gumer C. Alvero                    Vice President -                       None
         200 AXP Financial Center           Annuities
         Minneapolis, MN  55474

         Peter J. Anderson                  Senior Vice President -                Board member
         200 AXP Financial Center           Investment Group                       and Vice
         Minneapolis, MN  55474                                                    President -
                                                                                   Investments

         Ward D. Armstrong                  Senior Vice President -                None
         200 AXP Financial Center           Retirement Services
         Minneapolis, MN  55474

         John M. Baker                      Vice President - Plan                  None
         200 AXP Financial Center           Sponsor Services
         Minneapolis, MN  55474

         Dudley Barksdale                   Vice President - Service               None
         200 AXP Financial Center           Development
         Minneapolis, MN  55474

         Joseph M. Barsky III               Vice President - Mutual                None
         200 AXP Financial Center           Fund Equities
         Minneapolis, MN  55474

         Timothy V. Bechtold                Vice President - Risk                  None
         200 AXP Financial Center           Management Products
         Minneapolis, MN  55474

         John D. Begley                     Group Vice President -                 None
         Suite 100                          Ohio/Indiana
         7760 Olentangy River Rd.
         Columbus, OH  43235

         Brent L. Bisson                    Group Vice President -                 None
         Suite 900, E. Westside Twr         Los Angeles Metro
         11835 West Olympic Blvd.
         Los Angeles, CA  90064

         Walter K. Booker                   Group Vice President -                 None
         Suite 200, 3500 Market             New Jersey
         Street
         Camp Hill, NJ  17011

         Bruce J. Bordelon                  Group Vice President -                 None
         1333 N. California Blvd.,          San Francisco Bay Area
         Suite 200
         Walnut Creek, CA  94596


         Charles R. Branch                  Group Vice President -                 None
         Suite 200                          Northwest
         West 111 North River Dr.
         Spokane, WA  99201

         Douglas W. Brewers                 Vice President - Sales                 None
         200 AXP Financial Center           Support
         Minneapolis, MN  55474

         Kenneth J. Ciak                    Vice President and                     None
         IDS Property Casualty              General Manager - IDS
         1400 Lombardi Avenue               Property Casualty
         Green Bay, WI  54304

         Paul A. Connolly                   Vice President - Retail                None
         200 AXP Financial Center           Distribution Services
         Minneapolis, MN  55474

         Henry J. Cormier                   Group Vice President -                 None
         Commerce Center One                Connecticut
         333 East River Drive
         East Hartford, CT  06108

         James M. Crachhiolo                Director, President and                None
         200 AXP Financial Center           Chief Executive Officer
         Minneapolis, MN  55474

         John M. Crawford                   Group Vice President -                 None
         Suite 200                          Arkansas/
         10800 Financial Ctr Pkwy           Springfield/Memphis
         Little Rock, AR  72211

         Kevin F. Crowe                     Group Vice President -                 None
         Suite 312                          Carolinas/Eastern Georgia
         7300 Carmel Executive Pk
         Charlotte, NC  28226

         Colleen Curran                     Vice President and                     None
         200 AXP Financial Center           Assistant General Counsel
         Minneapolis, MN  55474

         Luz Maria Davis                    Vice President -                       None
         200 AXP Financial Center           Communications
         Minneapolis, MN  55474

         Arthur E. Delorenzo                Group Vice President -                 None
         4 Atrium Drive, #100               Upstate New York
         Albany, NY  12205

         Scott M. DiGiammarino              Group Vice President -                 None
         Suite 500, 8045 Leesburg           Washington/Baltimore
         Pike
         Vienna, VA  22182

         Bradford L. Drew                   Group Vice President -                 None
         Two Datran Center                  Eastern Florida
         Penthouse One B
         9130 S. Dadeland Blvd.
         Miami, FL  33156

         Douglas K. Dunning                 Vice President - Assured               None
         200 AXP Financial Center           Assets Product
         Minneapolis, MN  55474             Development and
                                            Management

         James P. Egge                      Group Vice President -                 None
         4305 South Louise, Suite           Western Iowa, Nebraska,
         202                                Dakotas
         Sioux Falls, SD  57103

         Robert M. Elconin                  Vice President -                       None
         200 AXP Financial Center           Government Relations
         Minneapolis, MN  55474


         W. Phillip Evans                   Group Vice President -                 None
         Suite 600                          Rocky Mountain
         6985 Union Park Center
         Midvale, UT  84047 - 4177

         Gordon M. Fines                    Vice President - Mutual                None
         200 AXP Financial Center           Fund Equity Investments
         Minneapolis, MN  55474

         Terrence J. Flynn                  Vice President -                       None
         200 AXP Financial Center           Brokerage Clearing
         Minneapolis, MN  55474             Operations

         Douglas L. Forsberg                Vice President -                       None
         200 AXP Financial Center           International
         Minneapolis, MN  55474

         Peter A. Gallus                    Vice President -                       None
         200 AXP Financial Center           Investment
         Minneapolis, MN  55474             Administration

         Derek G. Gledhill                  Vice President -                       None
         200 AXP Financial Center           Integrated Financial
         Minneapolis, MN  55474             Services Field
                                            Implementation

         David A. Hammer                    Vice President and                     None
         200 AXP Financial Center           Marketing Controller
         Minneapolis, MN  55474

         Teresa A. Hanratty                 Senior Vice President -                None
         Suites 6&7                         Field Management
         169 South River Road
         Bedford, NH  03110

         Robert L. Harden                   Group Vice President -                 None
         Two Constitution Plaza             Boston Metro
         Boston, MA  02129

         Lorraine R. Hart                   Vice President -                       None
         200 AXP Financial Center           Insurance Investments
         Minneapolis, MN  55474

         Janis K. Heaney                    Vice President -                       None
         200 AXP Financial Center           Incentive Management
         Minneapolis, MN  55474

         Brian M. Heath                     Senior Vice President                  None
         Suite 150                          and General Sales Manager
         801 E. Campbell Road
         Richardson, TX  75081

         Jon E. Hjelm                       Group Vice President -                 None
         319 Southbridge Street             Rhode Island/Central -
         Auburn, MA  01501                  Western Massachusetts

         David J. Hockenberry               Group Vice President -                 None
         30 Burton Hills Blvd.              Tennessee Valley
         Suite 175
         Nashville, TN  37215

         Carol A. Holton                    Vice President - Third                 None
         200 AXP Financial Center           Party Distribution
         Minneapolis, MN  55474

         David R. Hubers                    Chairman of the Board                  Board member
         200 AXP Financial Center
         Minneapolis, MN  55474

         Debra A. Hutchinson                Vice President -                       None
         200 AXP Financial Center           Relationship Leader
         Minneapolis, MN  55474

         Diana R. Iannarone                 Group Vice President -                 None
         3030 N.W. Expressway               Kansas/Oklahoma
         Suite 900
         Oklahoma City, OK  73112


         Theodore M. Jenkin                 Group Vice President -                 None
         200 AXP Financial Center           Cleveland Metro
         Minneapolis, MN  55474

         James M. Jensen                    Vice President and                     None
         200 AXP Financial Center           Controller - Advice and
         Minneapolis, MN  55474             Retail Distribution
                                            Group, Product,
                                            Compensation and Field
                                            Administration

         Marietta L. Johns                  Senior Vice President -                None
         200 AXP Financial Center           Field Management
         Minneapolis, MN  55474

         Nancy E. Jones                     Vice President -                       None
         200 AXP Financial Center           Business Development
         Minneapolis, MN  55474

         John C. Junek                      Senior Vice President,                 None
         200 AXP Financial Center           General Counsel
         Minneapolis, MN  55474

         Ora J. Kaine                       Vice President -                       None
         200 AXP Financial Center           Financial Advisory
         Minneapolis, MN  55474             Services

         Linda B. Keene                     Vice President - Market                None
         200 AXP Financial Center           Development
         Minneapolis, MN  55474

         Raymond G. Kelly                   Group Vice President -                 None
         Suite 250                          North Texas
         801 East Campbell Road
         Richardson, TX  75081

         John M. Knight                     Vice President -                       Treasurer
         200 AXP Financial Center           Investment Accounting
         Minneapolis, MN  55474

         Claire Kolmodin                    Vice President - Service               None
         200 AXP Financial Center           Quality
         Minneapolis, MN  55474

         David S. Kreager                   Group Vice President -                 None
         Suite 108                          Greater Michigan
         Trestle Bridge V
         5136 Lovers Lane
         Kalamazoo, MI  49002

         Steven C. Kumagai                  Director and Senior Vice               None
         200 AXP Financial Center           President - Direct and
         Minneapolis, MN  55474             Interactive Group

         Mitre Kutanovski                   Group Vice President -                 None
         Suite 680                          Chicago Metro
         8585 Broadway
         Merrillville, IN  48410

         Kurt A. Larson                     Vice President - Senior                None
         200 AXP Financial Center           Portfolio Manager
         Minneapolis, MN  55474

         Lori J. Larson                     Vice President -                       None
         200 AXP Financial Center           Brokerage and Direct
         Minneapolis, MN  55474             Services

         Daniel E. Laufenberg               Vice President and Chief               None
         200 AXP Financial Center           U.S. Economist
         Minneapolis, MN  55474

         Jane W. Lee                        Vice President - New                   None
         200 AXP Financial Center           Business Development and
         Minneapolis, MN  55474             Marketing

         Peter A. Lefferts                  Senior Vice President -                None
         200 AXP Financial Center           Corporate Strategy and
         Minneapolis, MN  55474             Development


         Fred A. Mandell                    Vice President -                       None
         200 AXP Financial Center           Distribution Channel
         Minneapolis, MN  55474             Marketing

         Daniel E. Martin                   Group Vice President -                 None
         Suite 650                          Pittsburgh Metro
         5700 Corporate Drive
         Pittsburgh, PA  15237

         Timothy J. Masek                   Vice President and                     None
         200 AXP Financial Center           Director of Global
         Minneapolis, MN  55474             Research

         Paula R. Meyer                     Vice President - Mutual                None
         200 AXP Financial Center           Funds
         Minneapolis, MN  55474

         Shashank B. Modak                  Vice President -                       None
         200 AXP Financial Center           Technology Leader
         Minneapolis, MN  55474

         Pamela J. Moret                    Senior Vice President -                None
         200 AXP Financial Center           Products Group
         Minneapolis, MN  55474

         Barry J. Murphy                    Executive Vice President               None
         200 AXP Financial Center           - U.S. Retail Group
         Minneapolis, MN  55474

         Mary Owens Neal                    Vice President -                       None
         200 AXP Financial Center           Consumer Marketing
         Minneapolis, MN  55474

         Scott M. Nelson                    Vice President -                       None
         200 AXP Financial Center           Alternative Investments
         Minneapolis, MN  55474

         Thomas V. Nicolosi                 Group Vice President -                 None
         Suite 220                          New York Metro Area
         500 Mamaroneck Ave.
         Harrison, NY  10528

         Michael J. O'Keefe                 Vice President -                       None
         200 AXP Financial Center           Advisory Business Systems
         Minneapolis, MN  55474

         James R. Palmer                    Vice President - Taxes                 None
         200 AXP Financial Center
         Minneapolis, MN  55474

         Marc A. Parker                     Group Vice President -                 None
         10200 SW. Greenburg Rd.            Portland/Eugene
         Suite 110
         Portland, OR.  97223

         Carla P. Pavone                    Vice President -                       None
         200 AXP Financial Center           Business Development
         Minneapolis, MN  55474

         Kris Petersen                      Vice President -                       None
         200 AXP Financial Center           Non-propriety Products
         Minneapolis, MN  55474

         Susan B. Plimpton                  Vice President -                       None
         200 AXP Financial Center           Marketing Services
         Minneapolis, MN  55474

         Larry M. Post                      Group Vice President -                 None
         One Tower Bridge                   Philadelphia Metro and
         100 Front Street 8th Fl            Northern New England
         West Conshohocken, PA
         19428


         Ronald W. Powell                   Vice President and                     None
         200 AXP Financial Center           Assistant General Counsel
         Minneapolis, MN  55474

         James M. Punch                     Vice President - Branded               None
         200 AXP Financial Center           Platform Project
         Minneapolis, MN  55474

         Frederick C. Quirsfeld             Senior Vice President -                Vice President -
         200 AXP Financial Center           Fixed Income                           Fixed Income
         Minneapolis, MN  55474                                                    Investments

         Teresa J. Rasmussen                Vice President and                     None
         200 AXP Financial Center           Assistant Counsel
         Minneapolis, MN  55474

         Rollyn C. Renstrom                 Vice President -                       None
         200 AXP Financial Center           Corporate Planning and
         Minneapolis, MN  55474             Analysis

         Ralph D. Richardson III            Group Vice President -                 None
         Suite 800                          Southern Texas
         Arboretum Plaza One
         9442 Capital of Texas
         Hyw. N.
         Austin, TX  78759

         ReBecca K. Roloff                  Senior Vice President -                None
         200 AXP Financial Center           Field Management and
         Minneapolis, MN  55474             Financial Advisory
                                            Service

         Stephen W. Roszell                 Senior Vice President -                None
         200 AXP Financial Center           Institutional
         Minneapolis, MN  55474

         Max G. Roth                        Group Vice President -                 None
         Suite 201 S. IDS Ctr               Wisconsin/Upper Michigan
         1400 Lombardi Avenue
         Green Bay, WI  54304

         Diane M. Ruebling                  Group Vice President -                 None
         200 AXP Financial Center           Central
         Minneapolis, MN  55474             California/Western Nevada

         Erven A. Samsel                    Senior Vice President -                None
         45 Braintree Hill Park             Field Management
         Suite 402
         Braintree, MA  02184

         Theresa M. Sapp                    Vice President -                       None
         200 AXP Financial Center           Relationship Leader
         Minneapolis, MN  55474

         Russell L. Scalfano                Group Vice President -                 None
         Suite 201                          Illinois/Indiana/Kentucky
         101 Plaza East Blvd.
         Evansville, IN  47715

         William G. Scholz                  Group Vice President -                 None
         Suite 205                          Arizona/Las Vegas
         7333 E. Doubletree Ranch
         Rd.
         Scottsdale AZ.  85258

         Stuart A. Sedlacek                 Senior Vice President                  None
         200 AXP Financial Center           and Chief Financial
         Minneapolis, MN  55474             Officer

         Donald K. Shanks                   Vice President -                       None
         200 AXP Financial Center           Property Casualty
         Minneapolis, MN  55474

         Judy P. Skoglund                   Vice President - Quality               None
         200 AXP Financial Center           and Service Support
         Minneapolis, MN  55474

         James B. Solberg                   Group Vice President -                 None
         200 AXP Financial Center           Eastern Iowa Area
         Minneapolis, MN  55474


         Bridget Sperl                      Senior Vice President -                None
         200 AXP Financial Center           Client Service
         Minneapolis, MN  55474

         Paul J. Stanislaw                  Group Vice President -                 None
         Suite 1100                         Southern California
         Two Park Plaza
         Irvine, CA  92714

         Lisa A. Steffes                    Vice President -                       None
         200 AXP Financial Center           Marketing Offer
         Minneapolis, MN  55474             Development

         Lois A. Stilwell                   Group Vice President -                 None
         Suite 433                          Outstate Minnesota
         9900 East Bren Rd.                 Area/North
         Minnetonka, MN  55343              Dakota/Western Wisconsin

         James J. Strauss                   Vice President and                     None
         200 AXP Financial Center           General Auditor
         Minneapolis, MN  55474

         Jeffrey J. Stremcha                Vice President -                       None
         200 AXP Financial Center           Information Resource
         Minneapolis, MN  55474             Management/ISD

         Barbara Stroup Stewart             Vice President - Channel               None
         200 AXP Financial Center           Development
         Minneapolis, MN  55474

         Craig P. Taucher                   Group Vice President -                 None
         Suite 150                          Orlando/Jacksonville
         4190 Belfort Rd.
         Jackonville, FL  32216

         Neil G. Taylor                     Group Vice President -                 None
         Suite 425                          Seattle/Tacoma/Hawaii
         101 Elliot Avenue West
         Seattle, WA  98119

         John R. Thomas                     Senior Vice President                  Board Member
         200 AXP Financial Center                                                  and President
         Minneapolis, MN  55474

         Keith N. Tufte                     Vice President and                     None
         200 AXP Financial Center           Director of Equity
         Minneapolis, MN  55474             Research

         Peter S. Velardi                   Group Vice President -                 None
         Suite 180                          Atlanta/Birmingham
         1200 Ashwood Parkway
         Atlanta, GA  30338

         Charles F. Wachendorfer            Group Vice President -                 None
         Suite 100                          Detroit Metro
         Stanford Plaza II
         7979 East Tufts Ave. Pkwy.
         Denver, CO  80237

         Donald F. Weaver                   Group Vice President -                 None
         3500 Market Street, Suite          Greater Pennsylvania
         200
         Camp Hill, PA  17011

         Norman Weaver Jr.                  Senior Vice President -                None
         1010 Main St., Suite 2B            Alliance Group
         Huntington Beach, CA
         92648

         Michael L. Weiner                  Vice President - Tax                   None
         200 AXP Financial Center           Research and Audit
         Minneapolis, MN  55474

         Jeffry M. Welter                   Vice President - Equity                None
         200 AXP Financial Center           and Fixed Income Trading
         Minneapolis, MN  55474


         Thomas L. White                    Group Vice President -                 None
         Suite 200                          Cleveland Metro
         28601 Chagrin Blvd.
         Woodmere, OH  44122

         Eric S. Williams                   Group Vice President -                 None
         Suite 250                          Virginia
         3951 Westerre Parkway
         Richmond, VA  23233

         William J. Williams                Group Vice President -                 None
         200 AXP Financial Center           Twin Cities Metro
         Minneapolis, MN  55474

         Edwin M. Wistrand                  Vice President and                     None
         200 AXP Financial Center           Assistant General Counsel
         Minneapolis, MN  55474

         Michael D. Wolf                    Vice President - Senior                None
         200 AXP Financial Center           Portfolio Manager
         Minneapolis, MN  55474

         Michael R. Woodward                Senior Vice President -                None
         32 Ellicott St                     Field Management
         Suite 100
         Batavia, NY  14020

         David L. Yowan                     Vice President and                     None
         American Express Company           Treasurer
         New York

         Rande L. Zellers                   Group Vice President -                 None
         1 Galleria Blvd., Suite            Gulf States
         1900
         Metairie, LA  70001


Item 27 (c).   Not Applicable.

Item 28.       Location of Accounts and Records

               American Express Financial Corporation
               70100 AXP Financial Center
               Minneapolis, MN  55474

Item 29.       Management Services

               Not Applicable.

Item 30.       Undertakings

               Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, AXP Extra Income Fund, Inc., certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485
(b) under the Securities Act and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on the 25th day of July, 2001.


AXP EXTRA INCOME FUND, INC.


By /s/   John R. Thomas**
   ----------------------
         John R. Thomas, President


By /s/   Paul D. Pearson
   ---------------------
         Paul D. Pearson, Assistant Treasurer


Pursuant to the requirements of the Securities Act, this amendment to its registration statement has been signed below by the following persons in the capacities indicated on the 25th day of July, 2001.

Signature                                            Capacity

/s/  H. Brewster Atwater, Jr.*                       Director
------------------------------
     H. Brewster Atwater, Jr.

/s/  Arne H. Carlson*                                Chairman of the Board
--------------------
     Arne H. Carlson

/s/  Lynne V. Cheney*                                Director
---------------------
     Lynne V. Cheney

/s/  Livio D. DeSimone*                              Director
-----------------------
     Livio D. DeSimone

/s/  Ira D. Hall*                                    Director
-----------------
     Ira D. Hall

/s/  David R. Hubers*                                Director
---------------------
     David R. Hubers

/s/  Heinz F. Hutter*                                Director
---------------------
     Heinz F. Hutter

/s/  Anne P. Jones*                                  Director
-------------------
     Anne P. Jones

/s/  William R. Pearce*                              Director
-----------------------
     William R. Pearce

/s/  Alan K. Simpson*                                Director
---------------------
     Alan K. Simpson

/s/  John R. Thomas*                                 Director
--------------------
     John R. Thomas

/s/  C. Angus Wurtele*                               Director
----------------------
     C. Angus Wurtele


*Signed pursuant to Directors' Power of Attorney dated Jan. 11, 2001, filed electronically herewith as Exhibit (q)(1) by:



/s/  Leslie L. Ogg
------------------
     Leslie L. Ogg

**Signed pursuant to Officers' Power of Attorney dated Jan. 11, 2001, filed electronically herewith as Exhibit (q)(2) by:




/s/  Leslie L. Ogg
------------------
     Leslie L. Ogg

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, INCOME TRUST consents to the filing of this Amendment to the Registration Statement of AXP Extra Income Fund, Inc. signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on the 25th day of July, 2001.


INCOME TRUST

By /s/   John R. Thomas****
   ------------------------
         John R. Thomas
         President

By /s/   Paul D. Pearson
   ---------------------
         Paul D. Pearson, Assistant Treasurer


Pursuant to the requirements of the Securities Act, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of July, 2001.

Signature                                            Capacity

/s/  H. Brewster Atwater, Jr.***                     Trustee
---------------------------------
     H. Brewster Atwater, Jr.

/s/  Arne H. Carlson***                              Chairman of the Board
-----------------------
     Arne H. Carlson

/s/  Lynne V. Cheney***                              Trustee
-----------------------
     Lynne V. Cheney

/s/  Livio D. DeSimone***                            Trustee
-------------------------
     Livio D. DeSimone

/s/  Ira D. Hall***                                  Trustee
-----------------
     Ira D. Hall

/s/  David R. Hubers***                              Trustee
-----------------------
     David R. Hubers

/s/  Heinz F. Hutter***                              Trustee
-----------------------
     Heinz F. Hutter

/s/  Anne P. Jones***                                Trustee
---------------------
     Anne P. Jones

/s/  William R. Pearce***                            Trustee
-------------------------
     William R. Pearce

/s/  Alan K. Simpson***                              Trustee
-----------------------
     Alan K. Simpson

/s/  John R. Thomas***                               Trustee
----------------------
     John R. Thomas

/s/  C. Angus Wurtele***                             Trustee
------------------------
     C. Angus Wurtele


***Signed pursuant to Trustees' Power of Attorney dated Jan. 11, 2001, filed electronically herewith as Exhibit (q)(3) by:



/s/  Leslie L. Ogg
------------------
     Leslie L. Ogg

****Signed pursuant to Officers' Power of Attorney dated Jan. 11, 2001, filed electronically herewith as Exhibit (q)(4) by:



/s/  Leslie L. Ogg
------------------
     Leslie L. Ogg

CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 34 TO REGISTRATION STATEMENT No. 2-86637

This Post-Effective Amendment comprises the following papers and documents:

The facing sheet.


Part A.

         The prospectus.

Part B.

         The Statement of Additional Information.

         Financial Statements.


Part C.

         Other information.
         Exhibits.


The signatures.